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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21654

                           Pioneer Floating Rate Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2014 through May 31, 2015


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                        Pioneer Floating
                        Rate Trust

--------------------------------------------------------------------------------
                        Semiannual Report | May 31, 2015
--------------------------------------------------------------------------------

                        Ticker Symbol:   PHD

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Schedule of Investments                                                       12

Financial Statements                                                          39

Financial Highlights                                                          43

Notes to Financial Statements                                                 45

Trustees, Officers and Service Providers                                      56

                     Pioneer Floating Rate Trust | Semiannual Report | 5/31/15 1

President's Letter

Dear Shareowner,

At mid-year, economic conditions and government policies around the world are far from homogeneous, and we expect them to continue to diverge. In the United States, an ongoing economic expansion has brought the unemployment rate down to levels where wage growth is likely to accelerate. Economic growth and fiscal austerity have dramatically reduced the Federal budget deficit, while very accommodative Federal Reserve System policies have kept interest rates exceptionally low. In Europe and Japan, cyclical economic recoveries/ expansions appear to be gaining traction, buttressed by aggressive quantitative easing policies of central banks as well as cheaper currencies. China's ongoing transition from an infrastructure investment-driven to a consumer-driven economy and the dramatic decline in the price of oil -- largely a result of U.S. "fracking" -- have benefited some countries while burdening others. On balance, though, the global economic outlook has continued to improve, although economic and geopolitical "storm clouds" remain.

Today's market environment presents numerous opportunities as well as challenges for investors. While we believe that the capital markets may already have priced in some recent trends, such as the U.S. dollar's appreciation against a basket of global currencies, it is worth noting that investment risks and opportunities are not always aligned with the economic outlook.

Since 1928, Pioneer's investment professionals have focused on identifying and capitalizing on the investment opportunities that present themselves in a variety of ever-changing economic and market conditions, including those we face today, while seeking to limit the risk of the permanent impairment of our clients' capital. Our ongoing goal is to deliver competitive returns consistent with our strategies' stated style and objectives and consistent with our shareholders' expectations over a range of market conditions. We believe our shareowners benefit from the experience and tenure of our investment teams, the insights generated from extensive research resources, and our commitment to prudent risk management.

2 Pioneer Floating Rate Trust | Semiannual Report | 5/31/15

We encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner, as we do when managing the assets our clients have entrusted to us.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                     Pioneer Floating Rate Trust | Semiannual Report | 5/31/15 3

Portfolio Management Discussion | 5/31/15

Helped by increasing demand from institutional investors, floating-rate bank loans produced positive returns during the six-month period ended May 31, 2015. In the following interview, Jonathan Sharkey discusses the factors that affected the performance of Pioneer Floating Rate Trust during the six-month period. Mr. Sharkey, a senior vice president and a portfolio manager at Pioneer, is responsible for the day-to-day management of the Trust.

Q   How did the Trust perform during the six-month period ended May 31, 2015?

A Pioneer Floating Rate Trust returned 3.34% at net asset value and 5.75% at market price during the six-month period ended May 31, 2015. During the same six-month period, the Trust's benchmark, the Barclays U.S. High Yield Loans Index (the Barclays Index), returned 2.05% at net asset value. Unlike the Trust, the Barclays Index does not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk. During the same six-month period, the average return (at market price) of the 22 closed end funds in Lipper's Loan Participation Funds category (which may or may not be leveraged) was 4.84%.

    The shares of the Trust were selling at a 9.3% discount to net asset value on May 31, 2015.

    On May 31, 2015, the Trust's standard 30-day SEC yield was 5.35%*.

Q How would you describe the investment environment for bank loans during the six-month period ended May 31, 2015?

A Overall, the backdrop for bank-loan investments was supportive during the six-month period. Healthy demand by investors especially from institutional investment pools known as collateralized loan obligations (CLOs) helped sustain the loan market's momentum, even though some individual market participants began to move away from bank loans because of concerns that long-anticipated interest-rate hikes by the U.S. Federal Reserve System (the
    Fed) might occur later than previously expected. (Increases in interest rates are typically beneficial for the performance of bank loans, due to the floating-rate feature of the asset class.)

    Investors, in general, appeared confident in the strength of the U.S. economy at the beginning of the period (December 2014), but that confidence began to wane as the period progressed, especially when the gross domestic

* The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Trust's portfolio securities during the period indicated.

4 Pioneer Floating Rate Trust | Semiannual Report | 5/31/15 product (GDP) number for the first quarter of 2015 initially came in at a nearly flat 0.2%, and then was later revised downward into negative territory. The GDP report, however, was somewhat balanced out by other economic data which suggested that consumer spending and housing industry trends were positive, and that the domestic employment market was continuing to strengthen. The conflicting economic data did, however, have the result of delaying the market's expectations of when the Fed would begin tightening monetary policy through interest-rate hikes (as noted previously).

    The average bid in the loan market traded off from prices in the mid-$98 range at the beginning of the period in early December to a low of $96.91 near the end of the month, due to the sharp drop in oil prices and the spread widening it caused in both the high-yield and bank-loan markets.
    The high-yield market consists of roughly 16% energy issuers, and so the sell-off in high-yield bonds due to the drop in oil prices, and the subsequent yield increases had a contagion effect on floating-rate bank loans, approximately 4% of which are in the energy sector. By April 2015, however, loan prices had round-tripped and bounced back, due to: 1) year-end principal amortization payments; 2) a modest stabilization in oil loan prices after the precipitous drop at the end of 2014 and beginning of 2015; and 3) anemic new-issue loan supply, which was at a five-year low in February, normally the largest new-issue month on the bank-loan calendar. The decline in new loan issues owed mainly to new and tighter Fed standards for leveraged buy-out loan deals. In addition, a significant portion of the loan market was bid at above par value by April, a development which then muted price appreciation for the remainder of the six-month period as refinancings began to increase, given the supply/demand imbalance.

Q Which of your investment strategies or security selections had the largest effects on the Trust's performance relative to its benchmark, the Barclays Index, during the six-month period ended May 31, 2015?

A The Trust outperformed the Barclays Index during the six-month period, as good overall security selection results outweighed sector allocation performance. With regard to specific sectors, the Trust's overweight in consumer non-cyclicals and underweights in energy and utilities contributed to benchmark-relative returns, as did the performance of the loans the portfolio held in those sectors. In consumer non-cyclicals, the Trust's overweight was small relative to the benchmark during the period, while the underweights in energy and utilities were moderate (just over 100

                     Pioneer Floating Rate Trust | Semiannual Report | 5/31/15 5 basis points, or "bps", relative to the benchmark in each of the sectors). With regard to energy loans, the sector suffered through a sell-off in the early part of the six-month period in reaction to sharply declining oil prices.

    On the negative side, the Trust's underweights compared with the Barclays Index in the information technology and consumer cyclical loan sectors detracted from benchmark-relative performance. Information technology represented the Trust's biggest sector underweight during the six-month period, while the underweight in consumer cyclicals was also significant.

    With regard to individual portfolio investments, the Trust's benchmark-relative results were aided during the period by positions in loans to Virtual Radiologic, a medical technology company that announced it was being acquired by another company; loans to Wausau Paper; loans to Orica Chemicals, both of which strongly traded up in value upon new issue; and loans to Endemol, a producer of television programming which benefited from an improved earnings outlook.

    Individual portfolio investments that detracted from the Trust's benchmark-relative results during the period included positions in loans to weight-loss company Weight Watchers International, which continued to lose market share as it faced new forms of competition, such as weight-loss applications available on Smartphones; loans to energy companies Samson Investment, whose liquidity was strained due to the drop in oil prices, and Expro, a provider of oil-rig testing equipment which suffered from a reduced oil-rig count during the period; and loans to Appvion, a manufacturer of coated paper products which experienced a weaker pricing environment while dealing with international competition.

Q How did the level of leverage in the Trust change over the six-month period ended May 31, 2015?

A At the end of the six-month period on May 31, 2015, 32.7% of the Trust's total managed assets were financed by leverage obtained through a revolving credit facility, compared with 32.9% of the Trust's total managed assets financed by leverage at the start of the period on December 1, 2014.

    While the dollar amount of borrowed funds employed by the Trust during the period did not increase or decrease, the percentage decrease was due to an increase in the values of securities in which the Trust had invested.

Q Did the Trust invest in any derivative securities during the six-month period ended May 31, 2015, and did those investments have an effect on performance?

A We did invest in a small number of currency forward contracts during the six-month period. The investments did not have a material impact on the Trust's relative results. We invested in the currency forwards in an attempt to hedge, or reduce, the risks associated with the Trust's exposure to securities denominated in foreign currencies.

6 Pioneer Floating Rate Trust | Semiannual Report | 5/31/15

Q What factors affected the Trust's yield during the six-month period ended May 31, 2015?

A The Trust was able to increase its dividend payout to shareholders late in the six-month period, as the current income earned by the Trust had exceeded the earlier payout rate. This was primarily attributable to spreads widening by nearly 25 basis points during the period, and to changes made in 2014 to the Trust's investment strategies that permit the Trust to invest a greater percentage of its assets in non-U.S. domiciled companies and second-lien loans.

    However, shareholders should keep in mind that, during a period when the general level of interest rates continued to decline and the Treasury yield curve became flatter, many corporations retired older loans and refinanced their debt at lower spreads. If the pace of refinancings continues at present levels, or increases, the Trust's dividend payout could be adversely affected. Over the longer term, though, we do expect interest rates to begin increasing at some point, and higher interest rates in the future should cause floating-rate loans to generate greater levels of current income.

Q   What is your investment outlook?

A Despite the weak GDP report for the first quarter of 2015, we expect U.S. economic growth to be positive for the full 2015 calendar year, averaging in the 2.5% to 3.0% range. Such growth levels should be good for corporate credit, including bank loans. In general, domestic corporations remain in sound financial shape, with healthy balance sheets and sufficient cash flows to meet their debt obligations. Default rates for bank loans, as of period end, were at well below longer-term historical patterns, and we believe they are likely to remain low for the next 12 months. At the same time, the issuance of new loans for investments has been restrained, keeping market supply limited.

    One of the principal risks to the floating-rate bank loan market is that the Fed could continue to delay raising interest rates. Another risk is that there could be a change in the currently favorable supply-demand relationship in the market, either due to a spike in new-loan issuance or because financing challenges begin to hamper the creation of new CLOs.

    Our overall outlook for the bank-loan market remains positive, as we believe the domestic economy is fundamentally strong and we continue to expect that the Fed will tighten monetary policy by raising interest rates before the end of the calendar year, a move that should have a positive impact on the performance of bank loans due to their floating-rate feature.

                     Pioneer Floating Rate Trust | Semiannual Report | 5/31/15 7

Please refer to the Schedule of Investments on pages 12-38 for a full listing of Trust securities.

The Trust may invest in derivative securities, which may include futures and options, for a variety of purposes, including: in an attempt to hedge against adverse changes in the marketplace of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund's return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. Using derivatives can increase fund losses and reduce opportunities for gains when the market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Trust. These types of instruments can increase price fluctuation.

The Trust is not limited in the percentage of its assets that may be invested in floating-rate senior loans and other securities deemed to be illiquid. Illiquid securities may be difficult to sell at a price reflective of their value at times when the Trust believes it is desirable to do so and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities may be difficult to value, and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust employs leverage through a revolving credit facility. Leverage creates significant risks, including the risk that the Trust's income or capital appreciation from investments purchased with the proceeds of leverage will not be sufficient to cover the cost of leverage, which may adversely affect the return for shareowners.

The Trust is required to maintain certain regulatory and other asset coverage requirements in connection with its use of leverage. In order to maintain required asset coverage levels, the Trust may be required to reduce the amount of leverage employed by the Trust, alter the composition of its investment portfolio or take other actions at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to shareowners over time, which is likely to result in a decrease in the market value of the Trust's shares.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions.

These risks may increase share price volatility.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Floating Rate Trust | Semiannual Report | 5/31/15

Portfolio Summary | 5/31/15

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Senior Secured Floating Rate Loan Interests                      95.0%
Collateralized Loan Obligations                                   1.7%
Corporate Bonds & Notes                                           1.2%
Commercial Paper                                                  0.9%
U.S. Government and Agency Obligations                            0.6%
Temporary Cash Investments                                        0.2%
Exchange-Traded Funds                                             0.2%
Common Stocks                                                     0.2%
Asset Backed Security                                             0.0%

* Includes investments in insurance linked securities totaling 0.5% of total investment portfolio.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)**

  1. Wausau Paper Corp., Term Loan, 6.5%, 7/30/20                                   0.76%
-----------------------------------------------------------------------------------------
  2. Bright Horizons Family Solutions LLC, Term B Loan, 3.75%, 1/30/20              0.75
-----------------------------------------------------------------------------------------
  3. Evergreen Skills Lux S.a.r.l., First Lien Initial Term Loan, 5.75%, 4/28/21    0.75
-----------------------------------------------------------------------------------------
  4. Telesat Canada, U.S. Term B-2 Loan, 3.5%, 3/28/19                              0.74
-----------------------------------------------------------------------------------------
  5. Chrysler Group LLC, Term Loan B, 3.5%, 5/24/17                                 0.71
-----------------------------------------------------------------------------------------
  6. Appvion, Inc., Term Commitment, 5.75%, 6/28/19                                 0.70
-----------------------------------------------------------------------------------------
  7. Affinion Group, Inc., Tranche B Term Loan, 6.75%, 4/30/18                      0.65
-----------------------------------------------------------------------------------------
  8. American Airlines, Inc., 2015 New Term Loan, 3.5%, 6/27/20                     0.64
-----------------------------------------------------------------------------------------
  9. Allison Transmission, Inc., Term Loan B-3, 3.5%, 8/23/19                       0.63
-----------------------------------------------------------------------------------------
 10. Endemol, Term Loan, 6.75%, 8/13/21                                             0.58
-----------------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                     Pioneer Floating Rate Trust | Semiannual Report | 5/31/15 9

Prices and Distributions | 5/31/15

Market Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     5/31/15                     11/30/14
--------------------------------------------------------------------------------
Market Value                          $11.67                      $11.36
--------------------------------------------------------------------------------
Discount                                (9.3)%                     (11.4)%
--------------------------------------------------------------------------------

Net Asset Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     5/31/15                     11/30/14
--------------------------------------------------------------------------------
                                      $12.86                      $12.82
--------------------------------------------------------------------------------

Distributions per Common Share: 12/1/14-5/31/15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Net Investment           Short-Term           Long-Term
                        Income             Capital Gains        Capital Gains
--------------------------------------------------------------------------------
                        $0.34                   $ --                 $ --
--------------------------------------------------------------------------------

Yields
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     5/31/15                     11/30/14
--------------------------------------------------------------------------------
30-day SEC Yield                      5.35%                        5.17%
--------------------------------------------------------------------------------

The data shown above represents past performance, which is no guarantee of future results.

10 Pioneer Floating Rate Trust | Semiannual Report | 5/31/15

Performance Update | 5/31/15

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer Floating Rate Trust during the periods shown, compared with the values of the Barclays U.S. High Yield Loans Index, an unmanaged index which measures the performance of high-yield loans, and the Credit Suisse (CS) Leveraged Loan Index, an unmanaged index of senior, secured U.S. dollar-denominated loans.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of May 31, 2015)
--------------------------------------------------------------------------------
                                                             Barclays
                        Net                    CS            U.S. High
                        Asset                  Leveraged     Yield
                        Value      Market      Loan          Loans
Period                  (NAV)      Price       Index         Index
--------------------------------------------------------------------------------
10 Years                5.31%      5.01%       4.85%+        5.14%+
5 Years                 8.69       6.41        5.77          5.56
1 Year                  5.08       0.15        3.09          3.01
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Floating     Barclays U.S. High Yield     CS Leveraged
                  Rate Trust           Loans Index*                 Loan Index**

                  10,000.00            10,065.00                    10,000.00
                  11,366.19            10,347.00                    10,703.00
                  13,784.51            11,142.00                    11,521.00
                  11,354.53            10,917.00                    11,148.00
                   7,660.35             9,989.00                     9,906.00
                  11,952.15            12,321.00                    12,140.00
                  14,965.07            13,488.00                    13,329.00
                  14,677.98            13,768.00                    13,626.00
                  16,909.08            15,033.00                    14,857.00
                  16,279.09            15,673.00                    15,585.00
                  16,302.81            16,145.00                    16,067.00

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes, and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which include preferred shares, or borrowings, as applicable, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares. Had these fees and taxes been reflected, performance would have been lower.

* The Barclays U.S. High Yield Loans Index measures the performance of high-yield loans. Since comparisons for the Barclays Index begin in 2006, the chart assumes an initial investment of $10,065, which is equal to the Trust's value at 12/30/2005.

** The CS Leveraged Loan Index (the CS Index) is a representative index of tradeable, senior, secured U.S. dollar-denominated loans. The CS Index began in January 1992. Comparisons to the Trust for the CS Index begin in 2004. The CS Index was the Trust's benchmark through March 1, 2011, and was at that time replaced by the Barclays U.S. High Yield Loans Index (the Barclays
Index). Because the historical performance of the Barclays Index dates back only to 2005, after the inception of the Trust in 2004, the Trust will continue to provide "Market Value of $10,000 Investment" comparisons for both the CS Index and the Barclays Index.

Returns of both indices are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The indices do not use leverage. You cannot invest directly in an index.

+ Return for the CS Leveraged Loan Index covers the 10-year period from May 31, 2005, through May 31, 2015. Return for the Barclays U.S. High Yield Loans Index covers the maximum period for which that index's performance is available (December 30, 2005 through May 31, 2015).

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/15 11

Schedule of Investments | 5/31/15 (unaudited)

---------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                              Value
---------------------------------------------------------------------------------------------------
                         SENIOR SECURED FLOATING RATE
                         LOAN INTERESTS -- 138.6% of Net Assets*(a)
                         AUTOMOBILES & COMPONENTS -- 8.9%
                         Auto Parts & Equipment -- 6.8%
       2,873,683         Allison Transmission, Inc., Term Loan B-3,
                         3.5%, 8/23/19                                               $    2,892,003
       2,400,000         BBB Industries US Holdings, Inc., First Lien Initial
                         Term Loan, 6.0%, 11/3/21                                         2,422,500
       1,175,672         Cooper Standard Intermediate Holdco 2 LLC, Term
                         Loan, 4.0%, 4/4/21                                               1,180,080
       2,365,619         Crowne Group LLC, First Lien Initial Term Loan,
                         6.0%, 9/30/20                                                    2,359,705
       1,028,486         Electrical Components International, Inc., Term
                         Loan B, 5.75%, 5/28/21                                           1,035,334
       1,622,066         Federal-Mogul Corp., Tranche C Term Loan (2014),
                         4.75%, 4/15/21                                                   1,619,025
       1,985,000         Henniges Automotive Holdings, Inc., Term Loan,
                         5.5%, 6/12/21                                                    1,996,215
       1,691,500         Key Safety Systems, Inc., Initial Term Loan,
                         4.75%, 8/29/21                                                   1,705,243
       1,360,427         MPG Holdco I, Inc. Initial Term Loan, 3.75%, 10/20/21            1,365,233
         498,724         Remy International, Inc., Term B Loan 2013,
                         4.25%, 3/5/20                                                      500,595
       1,201,338         TI Group Automotive Systems LLC, Additional
                         Term Loan, 4.25%, 7/2/21                                         1,205,092
       2,358,665         Tower Automotive Holdings USA LLC, Refinancing
                         Term Loan, 4.0%, 4/23/20                                         2,367,510
       1,077,188         UCI International, Inc. (United Components),
                         Term Loan, 5.5%, 7/26/17                                         1,071,801
                                                                                     --------------
                                                                                     $   21,720,336
---------------------------------------------------------------------------------------------------
                         Automobile Manufacturers -- 1.3%
       3,244,009         Chrysler Group LLC, Term Loan B, 3.5%, 5/24/17              $    3,253,268
         794,000         Visteon Corp., Initial Term Loan, 3.5%, 4/9/21                     795,241
                                                                                     --------------
                                                                                     $    4,048,509
---------------------------------------------------------------------------------------------------
                         Tires & Rubber -- 0.8%
       2,500,000         Goodyear Tire & Rubber Co., Second Lien Term
                         Loan, 4.75%, 4/30/19                                        $    2,520,312
                                                                                     --------------
                         Total Automobiles & Components                              $   28,289,157
---------------------------------------------------------------------------------------------------
                         BANKS -- 0.4%
                         Thrifts & Mortgage Finance -- 0.4%
       1,115,646         Ocwen Loan Servicing, Initial Term Loan,
                         5.0%, 2/15/18                                               $    1,107,976
                                                                                     --------------
                         Total Banks                                                 $    1,107,976
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

12 Pioneer Floating Rate Trust | Semiannual Report | 5/31/15

---------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                              Value
---------------------------------------------------------------------------------------------------
                         CAPITAL GOODS -- 13.5%
                         Aerospace & Defense -- 4.1%
       1,098,907         Accudyne Industries Borrower S.C.A./Accudyne
                         Industries LLC, Refinancing Term Loan, 4.0%, 12/13/19       $    1,069,031
       1,670,813         BE Aerospace, Inc., Term Loan, 4.0%, 12/16/21                    1,690,018
         730,372         CPI International, Inc., Term B Loan, 4.25%, 11/17/17              730,372
         366,844         DAE Aviation Holdings, Inc., Tranche B-1 Loan,
                         5.0%, 11/2/18                                                      368,565
         151,491         DAE Aviation Holdings, Inc., Tranche B-2 Loan,
                         5.0%, 11/2/18                                                      152,153
       2,007,736         Digitalglobe, Inc., Term Loan, 3.75%, 1/31/20                    2,014,003
         929,625         DynCorp International, Inc., Term Loan, 6.25%, 7/7/16              923,815
         250,048         IAP Worldwide Services, Inc., First Lien Term Loan,
                         8.0%, 7/18/19                                                      232,545
         995,000         TASC, Inc., First Lien New Term Loan, 7.0%, 5/22/20              1,007,023
         709,098         TASC, Inc., First Lien Term Loan, 7.0%, 5/22/20                    717,666
         100,752         Vencore, Inc. (fka SI Organisation, Inc.), Term Loan,
                         5.75%, 11/23/19                                                    101,476
       1,487,139         Vencore, Inc. (fka SI Organization, Inc.), The First Lien
                         Initial Term Loan, 5.75%, 11/23/19                               1,497,829
       1,820,294         WP Consolidated Precision Products Holdings LLC,
                         First Lien Term Loan, 4.75%, 12/28/19                            1,833,036
         680,000         WP Consolidated Precision Products Holdings LLC,
                         Second Lien Term Loan B-1, 8.75%, 4/30/21                          682,550
                                                                                     --------------
                                                                                     $   13,020,082
---------------------------------------------------------------------------------------------------
                         Building Products -- 3.2%
       1,308,300         Armstrong World Industries, Inc., Term Loan B,
                         3.5%, 3/15/20                                               $    1,311,571
       1,327,590         Interline Brands, Inc., First Lien Term Loan, 4.0%,
                         3/17/21                                                          1,330,495
         456,040         NCI Building Systems, Inc., Tranche B Term Loan,
                         4.25%, 6/24/19                                                     455,660
       1,666,288         Nortek, Inc., Loan, 3.5%, 10/30/20                               1,666,028
         472,673         Quikrete Holdings, Inc., Initial First Lien Loan,
                         4.0%, 9/28/20                                                      473,756
         884,211         Quikrete Holdings, Inc., Initial Second Lien Loan,
                         7.0%, 3/26/21                                                      894,158
       1,702,137         Summit Materials LLC, Term B Loan, 5.0%, 1/30/19                 1,707,457
         448,864         Ultima US Holdings LLC, First Lien Term Loan B,
                         5.5%, 7/2/20                                                       449,986
       1,796,187         Unifrax Holding Co., New Term B Dollar Loan,
                         4.25%, 11/28/18                                                  1,796,186
                                                                                     --------------
                                                                                     $   10,085,297
---------------------------------------------------------------------------------------------------
                         Construction & Farm Machinery & Heavy Trucks -- 0.8%
         404,400         Manitowoc Co., Inc., Term Loan B, 3.25%, 1/3/21             $      404,774
       1,370,000         Navistar, Inc., Tranche B Term Loan, 5.75%, 8/17/17              1,378,562

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/15 13

---------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                              Value
---------------------------------------------------------------------------------------------------
                         Construction & Farm Machinery & Heavy
                         Trucks -- (continued)
         851,655         Terex Corp., U.S. Term Loan, 3.5%, 8/13/21                  $      854,317
                                                                                     --------------
                                                                                     $    2,637,653
---------------------------------------------------------------------------------------------------
                         Construction Materials -- 0.2%
         500,000         Priso Acquisition Corp. (aka PrimeSource Building
                         Products), Initial Term Loan, 4.5%, 5/8/22                  $      500,000
---------------------------------------------------------------------------------------------------
                         Electrical Components & Equipment -- 0.8%
       1,018,650         Pelican Products, Inc., First Lien Tem Loan,
                         5.25%, 4/10/20                                              $    1,019,287
       1,605,359         WireCo WorldGroup, Inc., Term Loan, 6.0%, 2/15/17                1,611,379
                                                                                     --------------
                                                                                     $    2,630,666
---------------------------------------------------------------------------------------------------
                         Industrial Conglomerates -- 1.6%
         498,638         Doosan Infracore International, Inc. (Doosan
                         Holdings Europe Ltd.), Tranche B Term Loan,
                         4.5%, 5/28/21                                               $      501,443
         209,481         Faenza Acquisition GmbH (CeramTec Acquisition
                         Acquisition Corp.), Dollar Term B-3 Loan,
                         4.25%, 8/30/20                                                     210,398
         695,798         Faenza Acquisition GmbH (CeramTec Acquisition
                         Acquisition Corp.), Initial Dollar Term B-1 Loan,
                         4.25%, 8/30/20                                                     698,842
          70,595         Faenza Acquisition GmbH (CeramTec Acquisition Corp.),
                         Initial Dollar Term B-2 Loan, 4.25%, 8/30/20                        70,904
       1,000,000         Filtration Group Corp., First Lien Term Loan,
                         3.25%, 11/20/20                                                  1,006,042
         378,990         Filtration Group Corp., Second Lien Initial Term Loan,
                         8.25%, 11/22/21                                                    381,671
         422,875         Gates Global LLC, Initial Dollar Term Loan,
                         4.25%, 7/6/21                                                      421,619
         169,186         Kleopatra Holdings 2 SCA, Initial German Borrower
                         Dollar Term Loan, 5.0%, 4/28/20                                    170,217
         395,894         Kleopatra Holdings 2 SCA, Initial U.S. Borrower Dollar
                         Term Loan, 5.0%, 4/28/20                                           398,307
       1,101,302         Milacron LLC, Term Loan, 4.5%, 9/28/20                           1,108,185
                                                                                     --------------
                                                                                     $    4,967,628
---------------------------------------------------------------------------------------------------
                         Industrial Machinery -- 2.6%
         881,723         Gardner Denver, Inc., Initial Dollar Term Loan,
                         4.25%, 7/30/20                                              $      862,325
       1,995,000         Mueller Water Products, Inc., Initial Term Loan,
                         4.0%, 11/25/21                                                   2,011,698
       1,630,134         NN, Inc., Loan, 6.0%, 8/27/21                                    1,640,303
       2,103,660         Schaeffler AG, Facility B-USD, 4.25%, 5/15/20                    2,118,770
         486,431         Wastequip LLC, Term Loan, 5.5%, 8/9/19                             486,229

The accompanying notes are an integral part of these financial statements.

14 Pioneer Floating Rate Trust | Semiannual Report | 5/31/15

---------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                              Value
---------------------------------------------------------------------------------------------------
                         Industrial Machinery -- (continued)
       1,092,776         Xerium Technologies, Inc., New Term Loan,
                         6.75%, 5/17/19                                              $    1,107,801
                                                                                     --------------
                                                                                     $    8,227,126
---------------------------------------------------------------------------------------------------
                         Trading Companies & Distributors -- 0.2%
         711,169         WESCO Distribution, Inc., Tranche B-1 Loan,
                         3.75%, 12/12/19                                             $      713,835
                                                                                     --------------
                         Total Capital Goods                                         $   42,782,287
---------------------------------------------------------------------------------------------------
                         COMMERCIAL & PROFESSIONAL SERVICES -- 6.1%
                         Diversified Support Services -- 1.5%
       1,067,925         InfoGroup, Inc., Term Loan B, 7.5%, 5/26/18                 $    1,046,567
         708,757         KAR Auction Services, Inc., Tranche B-2 Term Loan,
                         3.5%, 3/11/21                                                      710,234
       2,500,000         Language Line LLC, Second Lien Loan,
                         10.5%, 12/20/16                                                  2,496,875
         620,727         Language Line LLC, Tranche B Term Loan,
                         6.25%, 6/20/16                                                     620,856
                                                                                     --------------
                                                                                     $    4,874,532
---------------------------------------------------------------------------------------------------
                         Environmental & Facilities Services -- 2.2%
         585,894         ADS Waste Holdings, Inc., Initial Tranche B-2 Term
                         Loan, 3.75%, 10/9/19                                        $      584,796
         477,730         Granite Acquisition, Inc., First Lien Term B Loan,
                         5.0%, 12/17/21                                                     484,295
          21,073         Granite Acquisition, Inc., First Lien Term C Loan,
                         5.0%, 12/17/21                                                      21,362
       1,500,000         Granite Acquisition, Inc., Second Lien Term B Loan,
                         8.25%, 12/19/22                                                  1,539,375
         500,000         Infiltrator Systems Integrated LLC, Second Lien Term
                         Loan, 8.75%, 5/19/23                                               496,667
         293,250         Progressive Waste Solutions, Ltd., Term B Loan,
                         3.0%, 10/24/19                                                     294,623
       1,125,367         U.S. Ecology, Inc., Term Loan, 3.75%, 6/17/21                    1,131,522
         745,000         Waste Industries USA, Inc., Initial Term Loan,
                         4.25%, 2/27/20                                                     751,984
       1,764,541         WCA Waste Corp. (WCA Waste Systems, Inc.), Term
                         Loan, 4.0%, 3/23/18                                              1,758,476
                                                                                     --------------
                                                                                     $    7,063,100
---------------------------------------------------------------------------------------------------
                         Human Resource & Employment Services -- 0.3%
         950,739         On Assignment, Inc., Initial Term B Loan, 3.5%, 5/15/20     $      951,927
---------------------------------------------------------------------------------------------------
                         Research & Consulting Services -- 0.3%
         830,376         Wyle Services Corp., Term Loan, 5.0%, 5/23/21               $      832,193
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/15 15

---------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                              Value
---------------------------------------------------------------------------------------------------
                         Security & Alarm Services -- 1.8%
       1,006,629         Allied Security Holdings LLC, Second Lien Closing
                         Date Term Loan, 4.25%, 2/12/21                              $    1,009,303
         119,588         Garda Security, Term B Term Loan, 4.0%, 11/6/20                    119,588
         467,482         Garda Security, Term B Loan, 4.0%, 11/6/20                         467,482
       1,169,608         GEO Group, Inc., Term Loan, 3.25%, 4/3/20                        1,172,532
       1,058,021         Monitronics International, Inc., 2013 Term Loan B,
                         4.25%, 3/23/18                                                   1,061,327
       1,775,201         Protection One, Inc., 2012 Term Loan, 4.25%, 3/21/19             1,782,953
                                                                                     --------------
                                                                                     $    5,613,185
                                                                                     --------------
                         Total Commercial & Professional Services                    $   19,334,937
---------------------------------------------------------------------------------------------------
                         CONSUMER DURABLES & APPAREL -- 2.8%
                         Home Furnishings -- 1.0%
       1,931,789         Serta Simmons Holdings LLC, Term Loan,
                         4.25%, 10/1/19                                              $    1,943,985
       1,150,529         Tempur Pedic International, Inc., Term Loan B,
                         3.5%, 3/18/20                                                    1,155,562
                                                                                     --------------
                                                                                     $    3,099,547
---------------------------------------------------------------------------------------------------
                         Homebuilding -- 0.1%
       1,000,000(b)(c)   WAICCS Las Vegas 3 LLC, First Lien Term Loan,
                         7.75%, 7/30/09                                              $      400,000
       4,500,000(b)(c)   WAICCS Las Vegas 3 LLC, Second Lien Term Loan,
                         13.25%, 7/30/09                                                     22,504
                                                                                     --------------
                                                                                     $      422,504
---------------------------------------------------------------------------------------------------
                         Housewares & Specialties -- 1.5%
       1,007,078         Prestige Brands, Inc., Term B-3 Loan, 3.5%, 9/3/21          $    1,010,226
       2,219,391         Reynolds Group Holdings, Inc., Incremental U.S. Term
                         Loan, 4.5%, 12/1/18                                              2,232,337
       1,566,549         World Kitchen LLC, U.S. Term Loan, 5.5%, 3/4/19                  1,574,382
                                                                                     --------------
                                                                                     $    4,816,945
---------------------------------------------------------------------------------------------------
                         Leisure Products -- 0.2%
         600,000         Bombardier Recreational Products, Inc., Term B Loan,
                         3.75%, 1/30/19                                              $      600,875
                                                                                     --------------
                         Total Consumer Durables & Apparel                           $    8,939,871
---------------------------------------------------------------------------------------------------
                         CONSUMER SERVICES -- 10.1%
                         Casinos & Gaming -- 1.4%
       1,045,654         CityCenter Holdings LLC, Term B loan, 4.25%, 10/16/20       $    1,051,070
       1,466,250         MGM Resorts International (MGM Grand Detroit LLC),
                         Term B Loan, 3.5%, 12/20/19                                      1,467,166
       1,945,125         Scientific Games International, Inc., Initial Term B-2
                         Loan, 6.0%, 10/1/21                                              1,955,460
                                                                                     --------------
                                                                                     $    4,473,696
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Floating Rate Trust | Semiannual Report | 5/31/15

---------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                              Value
---------------------------------------------------------------------------------------------------
                         Education Services -- 2.6%
       3,449,347         Bright Horizons Family Solutions LLC, Term B Loan,
                         3.75%, 1/30/20                                              $    3,461,206
       1,469,631         Laureate Education, Inc., Series 2018 Extended
                         Term Loan, 5.0%, 6/15/18                                         1,412,683
       1,467,679         McGraw-Hill Global Education Holdings LLC, Term B
                         Loan Refinancing, 4.75%, 3/22/19                                 1,482,051
       1,851,563         McGraw-Hill School Education Holdings LLC, Term B
                         Loan, 6.25%, 12/18/19                                            1,867,186
                                                                                     --------------
                                                                                     $    8,223,126
---------------------------------------------------------------------------------------------------
                         Hotels, Resorts & Cruise Lines -- 0.4%
         618,421         Hilton Worldwide Finance LLC, Initial Term Loan,
                         3.5%, 10/26/20                                              $      620,182
         523,688         NCL Corp., Ltd., Term B Loan, 4.0%, 11/19/21                       527,501
                                                                                     --------------
                                                                                     $    1,147,683
---------------------------------------------------------------------------------------------------
                         Internet Software & Services -- 0.3%
         975,056         Sabre, Inc., Term B Loan, 4.0%, 2/19/19                     $      977,842
---------------------------------------------------------------------------------------------------
                         Leisure Facilities -- 1.4%
         850,457         Cedar Fair LP, U.S. Term Facility, 3.25%, 3/6/20            $      855,942
       2,233,125         Fitness International LLC, Term B Loan, 5.5%, 7/1/20             2,191,254
       1,495,343         Six Flags Theme Parks, Inc., Tranche B Term Loan,
                         3.5%, 12/20/18                                                   1,505,624
                                                                                     --------------
                                                                                     $    4,552,820
---------------------------------------------------------------------------------------------------
                         Restaurants -- 2.6%
         761,481         1011778 B.C. Unlimited Liability Co. (New Red
                         Finance, Inc.) (aka Burger King/Tim Hortons), Term B-2
                         Loan, 3.75%, 12/10/21                                       $      764,337
       2,270,311         Landry's, Inc. (fka Landry's Restaurants, Inc.), Term
                         Loan B, 4.0%, 4/24/18                                            2,282,373
       1,770,250         NPC International, Inc., 2013 Term Loan, 4.0%,
                         12/28/18                                                         1,762,505
       1,990,000         Red Lobster Management LLC, First Lien Initial Term
                         Loan, 6.25%, 7/28/21                                             2,013,218
       1,493,929         Wendy's International, Inc., Term B Loan, 3.25%,
                         5/15/19                                                          1,497,103
                                                                                     --------------
                                                                                     $    8,319,536
---------------------------------------------------------------------------------------------------
                         Specialized Consumer Services -- 1.4%
       2,493,750         Creative Artists Agency LLC, Initial Term Loan,
                         5.5%, 12/17/21                                              $    2,521,804
       1,488,750         Genex Holdings, Inc., First Lien Term B Loan,
                         5.25%, 5/28/21                                                   1,496,194

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/15 17

---------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                              Value
---------------------------------------------------------------------------------------------------
                         Specialized Consumer Services -- (continued)
         871,868         Weight Watchers International, Inc., Initial Tranche B-2
                         Term Loan, 4.0%, 4/2/20                                     $      434,844
                                                                                     --------------
                                                                                     $    4,452,842
                                                                                     --------------
                         Total Consumer Services                                     $   32,147,545
---------------------------------------------------------------------------------------------------
                         DIVERSIFIED FINANCIALS -- 4.6%
                         Consumer Finance -- 0.4%
       1,386,000         Trans Union LLC, First Lien Term Loan B, 4.0%, 4/9/21       $    1,386,578
---------------------------------------------------------------------------------------------------
                         Investment Banking & Brokerage -- 0.9%
       1,201,125         Duff & Phelps Corp., Initial Term Loan, 4.5%, 4/23/20       $    1,203,127
         738,750         Guggenheim Partners Investment Management
                         Holdings LLC, Initial Term Loan, 4.25%, 7/22/20                    744,599
         105,040         LPL Holdings, Inc., 2013 Incremental Tranche B
                         Term Loan, 3.25%, 3/29/19                                          105,203
         750,000         MJ Acquisition Corp., Term Loan, 3.0%, 6/1/22                      753,750
                                                                                     --------------
                                                                                     $    2,806,679
---------------------------------------------------------------------------------------------------
                         Other Diversified Financial Services -- 3.1%
       1,386,470         AWAS Finance Luxembourg 2012 SA, Term Loan,
                         3.5%, 7/16/18                                               $    1,396,868
         450,787         CTI Foods Holding Co., LLC, First Lien Term Loan,
                         4.5%, 6/29/20                                                      445,716
       1,000,000         CTI Foods Holding Co., LLC, Second Lien Term Loan,
                         8.25%, 6/28/21                                                     975,000
         325,000         Delos Finance, S.a r.l., Term Loan, 3.5%, 3/6/21                   325,745
         834,694         Fly Funding II S.a.r.l., Term Loan, 3.5%, 8/9/19                   837,651
       1,462,264         Harland Clarke Holdings Corp. (fka Clarke American
                         Corp.), Tranche B-4 Term Loan, 6.0%, 8/4/19                      1,468,052
       2,014,125         Livingston International, Inc., First Lien Initial Term B-1
                         Loan, 5.0%, 4/18/19                                              2,002,795
       1,545,605         Nord Anglia Education Finance LLC, Initial Term Loan,
                         4.5%, 3/31/21                                                    1,552,367
         787,459         Ship Luxco 3 S.a.r.l. (RBS Worldpay), Facility B2A,
                         5.25%, 11/29/19                                                    793,365
                                                                                     --------------
                                                                                     $    9,797,559
---------------------------------------------------------------------------------------------------
                         Specialized Finance -- 0.2%
         748,125         DBRS, Ltd., Term Loan, 6.25%, 3/4/22                        $      754,671
                                                                                     --------------
                         Total Diversified Financials                                $   14,745,487
---------------------------------------------------------------------------------------------------
                         ENERGY -- 3.9%
                         Coal & Consumable Fuels -- 0.2%
         222,015         Foresight Energy LLC, Term Loan, 5.5%, 8/21/20              $      220,905
         783,333         PT Bumi Resources Tbk, Term Loan, 18.0%, 11/7/15                   293,750
                                                                                     --------------
                                                                                     $      514,655
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Floating Rate Trust | Semiannual Report | 5/31/15

---------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                             Value
---------------------------------------------------------------------------------------------------
                         Integrated Oil & Gas -- 0.5%
       1,450,000         Chief Exploration & Development LLC, Second Lien Term
                         Loan, 7.5%, 5/16/21                                         $    1,393,450
         267,367         Glenn Pool Oil & Gas Trust 1, Term Loan, 4.5%, 5/2/16              266,699
                                                                                     --------------
                                                                                     $    1,660,149
---------------------------------------------------------------------------------------------------
                         Oil & Gas Drilling -- 0.9%
       2,500,000         Jonah Energy LLC, Second Lien Initial Loan,
                         7.5%, 5/12/21                                               $    2,377,082
         126,503         Offshore Group Investment, Ltd. (Vantage Delaware
                         Holdings LLC), Second Lien Term Loan, 5.75%, 3/28/19                90,608
         411,854         Pacific Drilling SA, Term Loan, 4.5%, 6/3/18                       358,313
                                                                                     --------------
                                                                                     $    2,826,003
---------------------------------------------------------------------------------------------------
                         Oil & Gas Equipment -- 0.4%
       1,668,375         FR Dixie Acquisition Corp., Term Loan, 5.75%, 12/18/20      $    1,440,016
---------------------------------------------------------------------------------------------------
                         Oil & Gas Equipment & Services -- 0.4%
       1,500,000         Templar Energy LLC, Second Lien New Term Loan,
                         8.5%, 11/25/20                                              $    1,165,312
---------------------------------------------------------------------------------------------------
                         Oil & Gas Exploration & Production -- 0.8%
       1,516,667         EP Energy LLC, Tranche B-3 Term Loan, 3.5%, 5/24/18         $    1,507,567
         123,467         Fieldwood Energy LLC, Closing Date Second Lien Term
                         Loan, 8.375%, 9/30/20                                              102,786
         887,864         Fieldwood Energy LLC, Closing Date Term Loan,
                         3.875%, 10/1/18                                                    864,114
                                                                                     --------------
                                                                                     $    2,474,467
---------------------------------------------------------------------------------------------------
                         Oil & Gas Refining & Marketing -- 0.5%
       1,271,706         Pilot Travel Centers LLC, Initial Tranche B Term Loan,
                         4.25%, 10/1/21                                              $    1,288,397
         396,985         Western Refining, Inc., Term Loan 2013,
                         4.25%, 11/12/20                                                    398,350
                                                                                     --------------
                                                                                     $    1,686,747
---------------------------------------------------------------------------------------------------
                         Oil & Gas Storage & Transportation -- 0.2%
         694,750         Southcross Energy Partners LP, Initial Term Loan,
                         5.25%, 8/4/21                                               $      693,013
                                                                                     --------------
                         Total Energy                                                $   12,460,362
---------------------------------------------------------------------------------------------------
                         FOOD & STAPLES RETAILING -- 2.1%
                         Drug Retail -- 0.5%
       1,731,913         Hearthside Group Holdings LLC, Term Loan, 4.5%, 6/2/21      $    1,736,178
---------------------------------------------------------------------------------------------------
                         Food Distributors -- 0.8%
       2,456,285         Mill US Acquisition, First Lien Term Loan, 5.0%, 7/3/20     $    2,462,732
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/15 19

---------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                              Value
---------------------------------------------------------------------------------------------------
                         Food Retail -- 0.8%
       1,989,987         Albertson's LLC, Term B-2 Loan, 5.375%, 3/21/19             $    2,003,171
         498,750         Packers Holdings LLC, Term Loan, 5.0%, 12/2/21                     502,491
                                                                                     --------------
                                                                                     $    2,505,662
                                                                                     --------------
                         Total Food & Staples Retailing                              $    6,704,572
---------------------------------------------------------------------------------------------------
                         FOOD, BEVERAGE & TOBACCO -- 3.3%
                         Packaged Foods & Meats -- 3.3%
         842,072         AdvancePierre Foods, Inc., First Lien Term Loan,
                         5.75%, 7/10/17                                              $      849,089
         978,284         Boulder Brands, Inc. (fka Smart Balance, Inc.),
                         Term Loan, 4.5%, 7/9/20                                            982,360
       1,000,000         Del Monte Foods, Inc., Second Lien Initial Loan,
                         8.25%, 8/18/21                                                     919,167
       1,163,885         H.J. Heinz Co., Term B-2 Loan, 3.25%, 6/5/20                     1,165,774
       1,980,000         New Hostess Brands Acquisition LLC, Term B Loan,
                         6.75%, 4/9/20                                                    2,024,550
       1,945,801         Pinnacle Foods Finance LLC, New Term Loan G,
                         3.0%, 4/29/20                                                    1,943,217
       1,240,625         Post Holdings, Inc., Series A Incremental Term Loan,
                         3.75%, 6/2/21                                                    1,240,819
       1,492,500         Shearer's Foods LLC, First Lien Term Loan,
                         4.5%, 6/30/21                                                    1,498,097
                                                                                     --------------
                         Total Food, Beverage & Tobacco                              $   10,623,073
---------------------------------------------------------------------------------------------------
                         HEALTH CARE EQUIPMENT & SERVICES -- 11.3%
                         Health Care Equipment -- 0.7%
         698,237         Accellent, Inc. (Medical Device/UTI), Initial First Lien
                         Term Loan, 4.5%, 3/12/21                                    $      696,055
       1,759,000         Accellent, Inc. (Medical Device/UTI), Second Lien Term
                         Loan, 7.5%, 3/11/22                                              1,679,845
                                                                                     --------------
                                                                                     $    2,375,900
---------------------------------------------------------------------------------------------------
                         Health Care Equipment & Services -- 0.3%
         871,238         Kinetic Concepts, Inc., Dollar E-1 Term Loan,
                         4.5%, 5/4/18                                                $      878,680
---------------------------------------------------------------------------------------------------
                         Health Care Facilities -- 2.5%
         694,750         AmSurg Corp., Initial Term Loan, 3.75%, 7/16/21             $      697,898
         997,500         Capella Healthcare, Inc., Initial Term Loan,
                         5.25%, 12/31/21                                                  1,004,981
         301,667         CHS/Community Health Systems, Inc., Incremental
                         2018 Term F Loan, 3.534%, 12/31/18                                 303,011
         282,397         CHS/Community Health Systems, Inc., Incremental
                         2019 Term G Loan, 3.75%, 12/31/19                                  282,850
         519,602         CHS/Community Health Systems, Inc., Incremental
                         2021 Term H Loan, 4.0%, 1/27/21                                    521,782
       1,584,650         Iasis Healthcare LLC, Term B-2 Loan, 4.5%, 5/3/18                1,592,375

The accompanying notes are an integral part of these financial statements.

20 Pioneer Floating Rate Trust | Semiannual Report | 5/31/15

---------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                              Value
---------------------------------------------------------------------------------------------------
                         Health Care Facilities -- (continued)
       1,080,095         Kindred Healthcare, Inc., New Term Loan, 4.25%, 4/9/21      $    1,086,846
       1,558,098         Regionalcare Hospital Partners, Inc., First Lien Term
                         Loan, 5.25%, 4/23/19                                             1,556,150
         423,877         Select Medical Corp., Series Tranche B Term Loan,
                         5.0%, 6/1/18                                                       424,937
         490,000         United Surgical Partners International, Inc., New Tranche
                         B Term Loan, 4.75%, 4/3/19                                         491,685
                                                                                     --------------
                                                                                     $    7,962,515
---------------------------------------------------------------------------------------------------
                         Health Care Services -- 5.2%
         592,413         AccentCare, Inc., Term Loan, 6.5%, 12/22/16                 $      571,678
       1,124,542         Alliance Healthcare Services, Inc., Initial Term Loan,
                         4.25%, 6/3/19                                                    1,122,786
         722,285         Ardent Medical Services, Inc., First Lien Term Loan,
                         6.75%, 7/2/18                                                      725,595
         375,000         Bioscrip, Inc., Term Loan, 6.5%, 7/31/20                           372,656
         625,000         Bioscrip, Inc., Initial Term B Loan, 6.5%, 7/31/20                 621,094
         865,683         BSN Medical Luxembourg Holding, S.a.r.l.(P & F
                         Capital), Facility Term Loan B-1A, 4.0%, 8/28/19                   867,847
       1,081,084(d)      CCS Medical, Inc., Second Lien Term Loan, 12.5%
                         (7.0% PIK 5.25% cash), 3/31/16                                     189,190
         882,317         DaVita HealthCare Partners, Inc., Term Loan B2,
                         3.5%, 6/24/21                                                      886,177
       1,173,071         Emergency Medical Services Corp., Initial Term Loan,
                         4.0%, 5/25/18                                                    1,176,981
         350,000         Genoa Healthcare Co., LLC, Initial First Lien Term Loan,
                         4.5%, 4/29/22                                                      350,766
         650,000         HC Group Holdings III, Inc., Initial Term Loan, 6.0%,
                         4/7/22                                                             656,771
       1,259,775         National Mentor Holdings, Inc., Tranche B Term Loan,
                         4.25%, 1/31/21                                                   1,265,601
         355,555         National Surgical Hospitals, Inc., Term Loan, 3.5%,
                         6/1/22                                                             355,768
         394,023         National Surgical Hospitals, Inc., Term Loan, 6.5%,
                         8/1/19                                                             396,485
         696,504         NVA Holdings, Inc., First Lien Term Loan, 4.75%,
                         8/14/21                                                            698,681
       1,859,276(d)      Rural/Metro Operating Co., LLC, First Lien Term Loan,
                         9.0% (1.0% PIK 8.0% cash), 6/30/18                               1,729,127
       1,528,125         Steward Health Care System LLC, Term Loan,
                         6.75%, 4/10/20                                                   1,521,439
         997,500         Surgery Center Holdings, Inc., Initial Term Loan,
                         5.25%, 11/3/20                                                   1,002,488
       1,426,892         U.S. Renal Care, Inc., Tranche First Lien B-2 Term Loan,
                         4.25%, 7/3/19                                                    1,431,351
         593,754         Valitas Health Services, Inc., Term Loan B, 6.0%, 6/2/17           586,332
                                                                                     --------------
                                                                                     $   16,528,813
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/15 21

---------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                              Value
---------------------------------------------------------------------------------------------------
                         Health Care Supplies -- 0.5%
         552,287         Alere, Inc., Term Loan B, 5.5%, 6/30/17                     $      554,358
         434,647         Halyard Health, Inc., Term Loan, 4.0%, 11/1/21                     439,320
         627,964         Immucor, Inc. (fka IVD Acquisition Corp.), Term B-2 Loan,
                         5.0%, 8/19/18                                                      632,151
                                                                                     --------------
                                                                                     $    1,625,829
---------------------------------------------------------------------------------------------------
                         Health Care Technology -- 1.9%
       1,147,803         ConvaTec, Inc., Dollar Term Loan, 4.0%, 12/22/16            $    1,149,476
       2,061,173         Emdeon, Inc., Term B-2 Loan, 3.75%, 11/2/18                      2,069,160
         199,000         Emdeon, Inc., Term B-3 Loan, 3.75%, 11/2/18                        199,684
         451,512         MedAssets, Inc., Term B Loan, 4.0%, 12/13/19                       452,077
         990,117         Medical Card System, Inc., Term Loan, 11.245%,
                         3/17/17                                                            950,512
       1,102,584         Truven Health Analytics, Inc., Tranche B Term Loan,
                         4.5%, 6/6/19                                                     1,104,982
                                                                                     --------------
                                                                                     $    5,925,891
---------------------------------------------------------------------------------------------------
                         Managed Health Care -- 0.2%
         461,169         MMM Holdings, Inc., MMM Term Loan, 9.75%, 12/12/17          $      380,465
         335,272         MSO of Puerto Rico, Inc., Term Loan, 9.75%, 12/12/17               276,599
                                                                                     --------------
                                                                                     $      657,064
                                                                                     --------------
                         Total Health Care Equipment & Services                      $   35,954,692
---------------------------------------------------------------------------------------------------
                         HEALTH CARE EQUIPMENT & SUPPLIES -- 0.5%
                         Health Care Equipment -- 0.2%
         725,000         Physio-Control International, Inc., First Lien Initial Term
                         Loan, 4.5%, 5/19/22                                         $      729,531
---------------------------------------------------------------------------------------------------
                         Health Care Supplies -- 0.3%
         840,000         Sterigenics-Nordion Holdings LLC, Initial Term Loan,
                         4.25%, 5/15/22                                              $      844,200
                                                                                     --------------
                         Total Health Care Equipment & Supplies                      $    1,573,731
---------------------------------------------------------------------------------------------------
                         HOUSEHOLD & PERSONAL PRODUCTS -- 3.1%
                         Household Products -- 2.2%
       2,000,000         Dollar Tree, Inc., Term Loan B, 4.25%, 3/9/22               $    2,021,862
         215,086         Polarpak, Inc., Term Loan, 4.5%, 6/7/20                            215,489
       1,473,067         Spectrum Brands, Inc., Tranche C Term Loan, 3.5%,
                         9/4/19                                                           1,479,052
       1,459,761         SRAM LLC, First Lien Term Loan, 5.25%, 4/10/20                   1,460,357
       1,411,481         Waddington North America, Inc., Term Loan 2013,
                         4.5%, 6/7/20                                                     1,408,503
         500,000         Wash MultiFamily Laundry Systems LLC, U.S. Term Loan,
                         3.25%, 5/13/22                                                     502,500
                                                                                     --------------
                                                                                     $    7,087,763
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Floating Rate Trust | Semiannual Report | 5/31/15

---------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                              Value
---------------------------------------------------------------------------------------------------
                         Personal Products -- 0.9%
       2,094,571         NBTY, Inc., B-2 Term Loan, 3.5%, 10/1/17                    $    2,085,408
         737,663         Party City Holdings, Inc., 2014 Replacement Term Loan,
                         4.0%, 7/27/19                                                      740,033
                                                                                     --------------
                                                                                     $    2,825,441
                                                                                     --------------
                         Total Household & Personal Products                         $    9,913,204
---------------------------------------------------------------------------------------------------
                         INSURANCE -- 2.7%
                         Insurance Brokers -- 0.3%
         995,000         National Financial Partners Corp., 2014 Specified
                         Refinancing Term Loan, 4.5%, 7/1/20                         $      998,607
---------------------------------------------------------------------------------------------------
                         Multi-Line Insurance -- 0.4%
       1,216,465         Alliant Holdings I LLC, Initial Term Loan,
                         5.0%, 12/20/19                                              $    1,224,321
---------------------------------------------------------------------------------------------------
                         Property & Casualty Insurance -- 2.0%
       2,417,956         Confie Seguros Holding II Co., First Lien Term Loan B,
                         6.75%, 11/9/18                                              $    2,424,504
       2,000,000         Hyperion Insurance Group, Ltd., Initial Term Loan,
                         5.5%, 4/29/22                                                    2,017,500
       1,930,785         USI, Inc., 2013 Initial Term Loan, 4.25%, 12/27/19               1,936,818
                                                                                     --------------
                                                                                     $    6,378,822
                                                                                     --------------
                         Total Insurance                                             $    8,601,750
---------------------------------------------------------------------------------------------------
                         MATERIALS -- 17.1%
                         Aluminum -- 2.3%
       1,343,450         Noranda Aluminum Acquisition Corp., Term Loan B,
                         5.75%, 2/28/19                                              $    1,230,936
       2,154,468         Novelis, Inc., Initial Term Loan, 3.75%, 3/10/17                 2,156,394
       2,175,000         Novelis, Inc., New Term Loan, 3.25%, 6/2/22                      2,175,685
       1,876,250         Turbocombustor Technology, Inc., Initial Term Loan,
                         5.5%, 12/2/20                                                    1,879,768
                                                                                     --------------
                                                                                     $    7,442,783
---------------------------------------------------------------------------------------------------
                         Commodity Chemicals -- 2.0%
         633,413         Axiall Holdco, Inc., Term Loan B, 4.0%, 2/28/22             $      640,274
       1,841,096         AZ Chem US, Inc., First Lien Initial Term Loan,
                         4.5%, 6/11/21                                                    1,847,836
       1,000,000         Citadel Plastics Holdings, Inc., Second Lien Term Loan,
                         9.0%, 11/5/21                                                    1,016,250
         213,465         Citadel Plastics Holdings, Inc., Term Loan B,
                         6.5%, 11/5/20                                                      213,732
       1,645,875         Eco Services Operations LLC, First Lien Term Loan,
                         4.75%, 12/1/21                                                   1,645,875
         809,622         Tronox Pigments (Netherlands) B.V., Closing Date Term
                         Loan, 4.25%, 3/19/20                                               813,620
                                                                                     --------------
                                                                                     $    6,177,587
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/15 23

---------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                              Value
---------------------------------------------------------------------------------------------------
                         Construction Materials -- 0.2%
         597,000         Penn Engineering & Manufacturing Corp., Tranche B Term
                         Loan, 4.5%, 8/30/21                                         $      600,234
---------------------------------------------------------------------------------------------------
                         Diversified Chemicals -- 2.1%
       1,774,517         Axalta Coating Systems Dutch Holding B B.V. & Axalta
                         Coating Systems U.S. Holdings, Inc., Refinanced Term B
                         Loan, 3.75%, 2/1/20                                         $    1,776,735
       1,824,000         Nexeo Solutions LLC, Initial Term Loan, 5.0%, 9/8/17             1,808,040
         696,500         Orion Engineered Carbons GmbH (OEC Finance US LLC),
                         Initial Dollar Term Loan, 5.0%, 7/25/21                            703,465
         269,747         Oxea Finance & Cy S.C.A. (Oxea Finance LLC), First Lien
                         Tranche B-2 Term Loan, 4.25%, 1/15/20                              262,160
         308,934         Royal Adhesives and Sealants LLC, First Lien Term B Loan,
                         5.5%, 7/31/18                                                      310,737
       1,845,889         Univar, Inc., Term Loan B, 5.0%, 6/30/17                         1,846,755
                                                                                     --------------
                                                                                     $    6,707,892
---------------------------------------------------------------------------------------------------
                         Diversified Metals & Mining -- 1.9%
       2,175,000         Chemstralia Pty, Ltd. (Chemstralia Finco LLC), Initial Term
                         Loan, 7.25%, 2/28/22                                        $    2,185,875
       2,215,773         FMG Resources (August 2006) Pty, Ltd. (FMG America
                         Finance, Inc.), Term Loan, 3.75%, 6/30/19                        2,010,506
         990,000         Hi-Crush Partners LP, Advance, 4.75%, 4/28/21                      964,323
       1,010,993         U.S. Silica Co., Term Loan, 4.0%, 7/23/20                          984,454
                                                                                     --------------
                                                                                     $    6,145,158
---------------------------------------------------------------------------------------------------
                         Metal & Glass Containers -- 1.6%
       1,156,263         BWay Intermediate Co., Inc., Initial Term Loan,
                         5.5%, 8/14/20                                               $    1,165,079
         640,000         Coveris Holdings SA, Term Loan B, 3.5%, 5/8/19                     643,200
       1,329,085         Tank Holding Corp., Initial Term Loan, 6.5%, 3/16/22             1,333,789
       1,950,000         Tekni-Plex, Inc., USD Term Loan, 3.5%, 6/1/22                    1,956,406
                                                                                     --------------
                                                                                     $    5,098,474
---------------------------------------------------------------------------------------------------
                         Paper Packaging -- 1.1%
       1,346,625         Caraustar Industries, Inc., Incremental Term Loan,
                         8.0%, 5/1/19                                                $    1,363,458
         161,248         Caraustar Industries, Inc., Term Loan, 8.0%, 5/1/19                163,264
       1,225,000         Onex Wizard Acquisition Co. I S.a r.l. (aka SIG Combibloc
                         Group), Term Loan, 5.25%, 3/11/22                                1,233,231
         822,856         Pro Mach Group, Inc., First Lien Dollar Term Loan,
                         6.75%, 10/22/21                                                    827,227
                                                                                     --------------
                                                                                     $    3,587,180
---------------------------------------------------------------------------------------------------
                         Paper Products -- 2.5%
       3,438,750         Appvion, Inc., Term Commitment, 5.75%, 6/28/19              $    3,208,068
         482,442         Exopack Holdings SA, USD Term Loan, 4.5%, 5/8/19                   485,256

The accompanying notes are an integral part of these financial statements.

24 Pioneer Floating Rate Trust | Semiannual Report | 5/31/15

---------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                              Value
---------------------------------------------------------------------------------------------------
                         Paper Products -- (continued)
         213,925         Ranpak Corp., First Lien USD Term Loan, 4.75%, 10/1/21      $      214,594
         500,000         Ranpak Corp., Second Lien Initial Term Loan,
                         8.25%, 10/3/22                                                     500,000
       3,465,418         Wausau Paper Corp., Term Loan, 6.5%, 7/30/20                     3,489,202
                                                                                     --------------
                                                                                     $    7,897,120
---------------------------------------------------------------------------------------------------
                         Specialty Chemicals -- 1.9%
         349,487         Chemtura Corp., New Term Loan, 3.5%, 8/29/16                $      350,215
       1,791,000         Ferro Corp., Term Loan, 4.0%, 7/30/21                            1,791,747
         150,051         Huntsman International LLC, Extended Term B Loan,
                         2.731%, 4/19/17                                                    150,145
         994,937         Macdermid, Inc., First Lien Tranche B Term Loan,
                         4.5%, 6/7/20                                                     1,001,155
         598,500         Macdermid, Inc., Tranche B-2 Term Loan, 4.75%, 6/7/20              602,935
       1,955,000         PQ Corp., 2014 Term Loan, 4.0%, 8/7/17                           1,958,177
                                                                                     --------------
                                                                                     $    5,854,374
---------------------------------------------------------------------------------------------------
                         Steel -- 1.5%
       2,010,621         Atkore International, Inc., First Lien Initial Term Loan,
                         4.5%, 4/9/21                                                $    1,972,083
       1,368,125         Essar Steel Algoma, Inc., Initial Term Loan,
                         7.5%, 8/16/19                                                    1,247,274
         871,549         JMC Steel Group, Inc., Term Loan, 4.75%, 4/1/17                    871,186
         660,657         TMS International Corp., Term B Loan, 4.5%, 10/16/20               662,309
                                                                                     --------------
                                                                                     $    4,752,852
                                                                                     --------------
                         Total Materials                                             $   54,263,654
---------------------------------------------------------------------------------------------------
                         MEDIA -- 13.9%
                         Advertising -- 1.5%
       3,081,004         Affinion Group, Inc., Tranche B Term Loan,
                         6.75%, 4/30/18                                              $    2,981,512
       2,003,875         Crossmark Holdings, Inc., First Lien Term Loan,
                         4.5%, 12/20/19                                                   1,896,167
                                                                                     --------------
                                                                                     $    4,877,679
---------------------------------------------------------------------------------------------------
                         Broadcasting -- 3.9%
         414,700         CBS Outdoor Americas Capital LLC (CBS Outdoor
                         Americas Capital Corp.), Term Loan, 3.0%, 1/31/21           $      414,648
         635,200         Checkout Holding Corp., First Lien Term B Loan,
                         4.5%, 4/9/21                                                       576,841
       1,000,000         Checkout Holding Corp., Second Lien Initial Loan,
                         7.75%, 4/11/22                                                     782,500
         300,849         Entercom Radio LLC, Term B-2 Loan, 4.0%, 11/23/18                  301,930
         532,752         Gray Television, Inc., Initial Term Loan, 3.75%, 6/13/21           534,472
         925,000         Hubbard Radio LLC, First Lien Term Loan, 3.25%, 5/20/20            926,739
       1,886,400         MCC Iowa LLC, Tranche H Term Loan, 3.25%, 1/29/21                1,880,967

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/15 25

---------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                              Value
---------------------------------------------------------------------------------------------------
                         Broadcasting -- (continued)
       2,114,433         NEP/NCP Holdco, Inc., Incremental First Lien Term Loan,
                         4.25%, 1/22/20                                              $    2,101,746
         729,162         Salem Communications Corp., Term Loan, 4.5%, 3/13/20               730,074
       1,000,000         Sinclair Television Group, Inc., Incremental Tranche B-1
                         Term Loan, 3.5%, 7/30/21                                         1,001,771
       1,020,792         Sinclair Television Group, Inc., Tranche B Term Loan,
                         3.0%, 4/9/20                                                     1,019,989
       2,162,161         Univision Communications, Inc., First Lien Term Loan,
                         4.0%, 3/1/20                                                     2,161,197
                                                                                     --------------
                                                                                     $   12,432,874
---------------------------------------------------------------------------------------------------
                         Cable & Satellite -- 5.2%
       2,559,083         Cequel Communications LLC, Term Loan, 3.5%, 2/14/19 $            2,568,907
       2,009,213         Charter Communications Operating LLC, Term F Loan,
                         3.0%, 1/3/21                                                     1,998,807
       2,686,500         Endemol, Term Loan, 6.75%, 8/13/21                               2,676,426
         248,125         Learfield Communications, Inc., First Lien 2014
                         Replacement Term Loan, 4.5%, 10/9/20                               249,055
         685,000         Learfield Communications, Inc., Initial Second Lien Term
                         Loan, 8.75%, 10/8/21                                               692,492
       1,706,250         MCC Iowa LLC, Tranche G Term Loan, 4.0%, 1/20/20                 1,712,648
       3,406,687         Telesat Canada, U.S. Term B-2 Loan, 3.5%, 3/28/19                3,407,368
       1,117,713         Virgin Media Investment Holdings, Ltd., New Term Loan B,
                         3.5%, 6/7/20                                                     1,117,102
       2,032,879         WideOpenWest Finance LLC, Replacement Term B Loan,
                         4.5%, 4/1/19                                                     2,036,057
                                                                                     --------------
                                                                                     $   16,458,862
---------------------------------------------------------------------------------------------------
                         Movies & Entertainment -- 1.6%
       1,163,846         AMC Entertainment, Inc., Initial Term Loan,
                         3.5%, 4/30/20                                               $    1,168,205
         467,045         Cinedigm Digital Funding I LLC, Term Loan,
                         3.75%, 2/28/18                                                     467,629
         808,824         Kasima LLC, Term Loan, 3.25%, 5/17/21                              808,824
       1,080,750         Seminole Hard Rock Entertainment, Inc., Term Loan B,
                         3.5%, 5/14/20                                                    1,080,075
       1,681,563         WMG Acquisitions Corp., Tranche B Refinancing Term
                         Loan, 3.75%, 7/1/20                                              1,671,683
                                                                                     --------------
                                                                                     $    5,196,416
---------------------------------------------------------------------------------------------------
                         Publishing -- 1.7%
       1,640,124         Cengage Learning Acquisitions, Inc. (fka TL Acquisitions,
                         Inc.), Term Loan, 8.25%, 3/31/20                            $    1,649,179
         700,000         Houghton Mifflin Holdings, Inc., Term Loan, 3.0%,
                         5/21/21                                                            699,125
         533,256         Interactive Data Corp., Term Loan, 4.75%, 5/2/21                   535,988

The accompanying notes are an integral part of these financial statements.

26 Pioneer Floating Rate Trust | Semiannual Report | 5/31/15

---------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                              Value
---------------------------------------------------------------------------------------------------
                         Publishing -- (continued)
         302,480         Lee Enterprises, Inc., First Lien Term Loan, 7.25%,
                         3/31/19                                                     $      304,174
         806,678         MTL Publishing LLC, Term Loan B, 3.75%, 6/29/18                    808,191
       1,400,000         Springer SBM Two GmbH, Initial Term B9 Loan,
                         3.75%, 8/14/20                                                   1,407,438
                                                                                     --------------
                                                                                     $    5,404,095
                                                                                     --------------
                         Total Media                                                 $   44,369,926
---------------------------------------------------------------------------------------------------
                         PHARMACEUTICALS, BIOTECHNOLOGY &
                         LIFE SCIENCES -- 2.4%
                         Biotechnology -- 0.3%
         919,005         Alkermes, Inc., 2019 Term Loan, 3.5%, 9/25/19               $      920,728
---------------------------------------------------------------------------------------------------
                         Pharmaceuticals -- 2.1%
         500,000         Concordia Healthcare Corp., Initial Term Loan,
                         4.75%, 4/21/22                                              $      504,219
       1,216,020         Harvard Drug Group LLC, Term Loan, 5.0%, 8/16/20                 1,214,753
       1,456,921         Par Pharmaceutical, Inc., Term B-2 Loan, 4.0%, 9/30/19           1,458,894
       1,066,938         Patheon, Inc., Term Loan, 4.25%, 3/11/21                         1,065,795
         972,294         Pharmedium Healthcare Corp., First Lien Initial Term Loan,
                         4.25%, 1/28/21                                                     972,699
         852,793         Valeant Pharmaceuticals International, Inc., Series C-2
                         Tranche B Term Loan, 3.5%, 12/11/19                                854,156
         639,595         Valeant Pharmaceuticals International, Inc., Series D-2
                         Term Loan B, 3.5%, 2/13/19                                         640,435
                                                                                     --------------
                                                                                     $    6,710,951
                                                                                     --------------
                         Total Pharmaceuticals, Biotechnology & Life Sciences        $    7,631,679
---------------------------------------------------------------------------------------------------
                         REAL ESTATE -- 2.2%
                         Real Estate Services -- 1.0%
       2,010,765         Altisource Solutions, S.a.r.l, Term Loan B, 4.5%, 12/9/20   $    1,819,743
       1,418,485         GCA Services Group, Inc., First Lien Term Loan,
                         4.25%, 11/1/19                                                   1,419,150
                                                                                     --------------
                                                                                     $    3,238,893
---------------------------------------------------------------------------------------------------
                         Retail REIT -- 0.6%
         774,220         DTZ U.S. Borrower LLC, Term Loan, 5.5%, 11/4/21             $      780,995
       1,000,000         DTZ U.S. Borrower LLC, Second Lien Initial Term Loan,
                         9.25%, 11/4/22                                                   1,007,708
                                                                                     --------------
                                                                                     $    1,788,703
---------------------------------------------------------------------------------------------------
                         Specialized REIT -- 0.6%
       2,000,000         Communications Sales & Leasing, Inc. (CSL Capital, LLC),
                         Term Loan, 5.0%, 10/24/22                                   $    1,998,500
                                                                                     --------------
                         Total Real Estate                                           $    7,026,096
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/15 27

---------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                              Value
---------------------------------------------------------------------------------------------------
                         RETAILING -- 2.6%
                         Apparel Retail -- 0.3%
         787,216         Men's Wearhouse, Inc., The Term Loan B, 4.5%, 6/18/21       $      791,880
---------------------------------------------------------------------------------------------------
                         Automotive Retail -- 0.8%
       1,551,035         Camping World Group LLC, Term Loan, 5.75%, 2/20/20          $    1,563,783
         977,500         Hertz Corp., Tranche B-1 Term Loan, 4.0%, 3/11/18                  980,188
                                                                                     --------------
                                                                                     $    2,543,971
---------------------------------------------------------------------------------------------------
                         Computer & Electronics Retail -- 0.5%
         198,000         Rent-A-Center, Inc., 2014 Term Loan, 3.75%, 3/19/21         $      198,248
       1,553,928         Targus Group International, Inc., Term Loan,
                         14.75%, 5/24/16                                                  1,289,760
                                                                                     --------------
                                                                                     $    1,488,008
---------------------------------------------------------------------------------------------------
                         Home Improvement Retail -- 0.2%
         735,000         Apex Tool Group LLC, Term Loan, 4.5%, 1/31/20               $      723,975
---------------------------------------------------------------------------------------------------
                         Specialty Stores -- 0.8%
         750,000         Staples, Inc., First Lien Term Loan, 2.75%, 4/23/21         $      751,875
       2,000,000         Petsmart, Inc., Tranche B-1 Loan, 4.25%, 3/11/22                 2,009,306
                                                                                     --------------
                                                                                     $    2,761,181
                                                                                     --------------
                         Total Retailing                                             $    8,309,015
---------------------------------------------------------------------------------------------------
                         SEMICONDUCTORS & SEMICONDUCTOR
                         EQUIPMENT -- 1.2%
                         Semiconductor Equipment -- 0.4%
         742,666         Entegris, Inc., Tranche B Term Loan, 3.5%, 4/30/21          $      743,594
         442,765         VAT Lux III S.a.r.l. (fka Polyusus Lux 2 S.a.r.l.),
                         Initial Term Loan, 4.75%, 2/11/21                                  443,872
                                                                                     --------------
                                                                                     $    1,187,466
---------------------------------------------------------------------------------------------------
                         Semiconductors -- 0.8%
       1,764,833         M/A-COM Technology Solutions Holdings, Inc., Initial Term
                         Loan, 4.5%, 5/7/21                                          $    1,782,481
         823,871         Microsemi Corp., Term Loan, 3.25%, 2/19/20                         826,102
                                                                                     --------------
                                                                                     $    2,608,583
                                                                                     --------------
                         Total Semiconductors & Semiconductor Equipment              $    3,796,049
---------------------------------------------------------------------------------------------------
                         SOFTWARE & SERVICES -- 10.0%
                         Application Software -- 3.9%
         996,139         Applied Systems, Inc., First Lien Term Loan,
                         4.25%, 1/25/21                                              $      999,978
         988,007         Applied Systems, Inc., Second Lien Term Loan,
                         7.438%, 1/24/22                                                    994,799
         238,505         DealerTrack Technologies, Inc., Term Loan, 3.5%, 2/28/21           238,543
         983,170         Epiq Systems, Inc., Term Loan, 4.5%, 8/27/20                       983,170
       1,125,183         Expert Global Solutions, Inc., Advance First Lien Term
                         Loan B, 8.5%, 4/3/18                                             1,127,996

The accompanying notes are an integral part of these financial statements.

28 Pioneer Floating Rate Trust | Semiannual Report | 5/31/15

------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
------------------------------------------------------------------------------------------------------
                         Application Software -- (continued)
       1,050,406         Infor (U.S.), Inc., Tranche B-5 Term Loan, 3.75%, 6/3/20       $    1,048,025
       1,518,962         Nuance Communications, Inc., Term Loan C,
                         2.94%, 8/7/19                                                       1,513,266
       1,258,750         Serena Software, Inc., Term Loan, 7.5%, 4/14/20                     1,266,617
       1,411,935         Verint Systems, Inc., Tranche B Incremental Term Loan,
                         3.5%, 9/6/19                                                        1,417,936
       1,000,000         Vertafore, Inc., Second Lien Term Loan, 9.75%, 10/27/17             1,015,000
       1,845,991         Vertafore, Inc., Term Loan, 4.25%, 10/3/19                          1,853,836
                                                                                        --------------
                                                                                        $   12,459,166
------------------------------------------------------------------------------------------------------
                         Data Processing & Outsourced Services -- 0.6%
       1,000,000         First Data Corp., 2018 B Second New Term Loan,
                         3.685%, 9/24/18                                                $    1,000,521
         802,493         First Data Corp., 2018 Dollar Term Loan,
                         3.685%, 3/23/18                                                       802,779
                                                                                        --------------
                                                                                        $    1,803,300
------------------------------------------------------------------------------------------------------
                         Home Entertainment Software -- 0.4%
       1,266,176         MA Financeco LLC, Initial Tranche B Term Loan,
                         5.25%, 11/19/21                                                $    1,271,377
------------------------------------------------------------------------------------------------------
                         Internet Software & Services -- 0.6%
       1,529,481         Vocus Valor Companies, Inc., First Lien Initial Term Loan,
                         6.0%, 5/30/21                                                  $    1,533,942
         494,916         Zayo Group LLC (Zayo Capital, Inc.) Term Loan,
                         3.75%, 5/6/21                                                         495,005
                                                                                        --------------
                                                                                        $    2,028,947
------------------------------------------------------------------------------------------------------
                         IT Consulting & Other Services -- 3.3%
       1,641,341         Booz Allen Hamilton, Inc., Initial Tranche B Term Loan,
                         3.75%, 7/31/19                                                 $    1,652,626
       1,411,121         Deltek, Inc., First Lien Term Loan, 4.5%, 10/10/18                  1,421,265
       3,473,750         Evergreen Skills Lux S.a r.l., First Lien Initial Term Loan,
                         5.75%, 4/28/21                                                      3,430,328
       1,000,000         Evergreen Skills Lux S.a r.l., Second Lien Initial Term Loan,
                         8.25%, 4/28/22                                                        953,000
         485,637         Kronos, Inc., First Lien Incremental Term Loan,
                         4.5%, 10/30/19                                                        488,550
         700,000         Science Applications International Corp., Incremental
                         Tranche B Loan, 3.75%, 5/4/22                                         705,104
       1,687,991         SunGuard Data Systems, Inc., Tranche C Term Loan,
                         3.932%, 2/28/17                                                     1,693,529
                                                                                        --------------
                                                                                        $   10,344,402
------------------------------------------------------------------------------------------------------
                         Systems Software -- 1.2%
       1,246,875         AVG Technologies N.V. (AVG Corporate Services B.V.),
                         Term Loan, 5.75%, 10/15/20                                     $    1,255,447
       1,265,438         MSC.Software Corp., Term Loan, 5.0%, 5/29/20                        1,262,274

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/15 29

------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
------------------------------------------------------------------------------------------------------
                         Systems Software -- (continued)
       1,260,937         Rovi Solutions Corp., Term B Loan, 3.75%, 7/2/21               $    1,259,361
                                                                                        --------------
                                                                                        $    3,777,082
                                                                                        --------------
                         Total Software & Services                                      $   31,684,274
------------------------------------------------------------------------------------------------------
                         TECHNOLOGY HARDWARE & EQUIPMENT -- 2.8%
                         Communications Equipment -- 0.4%
         688,050         Audio Visual Services Group, Inc., First Lien Term Loan,
                         4.5%, 1/25/21                                                  $      691,060
         500,000         Commscope, Inc., Incremental Term Loan B,
                         3.0%, 5/27/22                                                         501,563
                                                                                        --------------
                                                                                        $    1,192,623
------------------------------------------------------------------------------------------------------
                         Electronic Components -- 1.5%
       1,041,450         Generac Power Systems, Inc., Term Loan,
                         3.25%, 5/31/20                                                 $    1,041,580
       1,225,000         Mirion Technologies (GDS), Inc. (fka Global Dosimetry
                         Solutions, Inc.), Term Loan, 5.75%, 3/31/22                         1,232,649
       1,848,113         Securus Technologies Holdings, Inc., Initial First Lien
                         Term Loan, 4.75%, 4/30/20                                           1,821,315
         500,000         Securus Technologies Holdings, Inc., Term Loan B2,
                         5.25%, 4/30/20                                                        498,959
                                                                                        --------------
                                                                                        $    4,594,503
------------------------------------------------------------------------------------------------------
                         Electronic Equipment & Instruments -- 0.3%
         969,738         Sensus USA, Inc., Term Loan, 4.5%, 5/9/17                      $      968,525
------------------------------------------------------------------------------------------------------
                         Electronic Manufacturing Services -- 0.6%
       1,930,300         4L Technologies, Inc. (fka Clover Holdings, Inc.), Term
                         Loan, 6.75%, 5/8/20                                            $    1,913,410
                                                                                        --------------
                         Total Technology Hardware & Equipment                          $    8,669,061
------------------------------------------------------------------------------------------------------
                         TELECOMMUNICATION SERVICES -- 2.2%
                         Integrated Telecommunication Services -- 1.1%
       1,250,000         GCI Holdings, Inc., Term B Loan, 4.75%, 2/2/22                 $    1,262,500
       1,000,000         Level 3 Financing, Inc., Tranche B 2022 Term Loan,
                         3.5%, 5/31/22                                                         997,750
       1,406,212         West Corp., Term B-10 Loan, 3.25%, 6/30/18                          1,407,090
                                                                                        --------------
                                                                                        $    3,667,340
------------------------------------------------------------------------------------------------------
                         Wireless Telecommunication Services -- 1.1%
         300,000         Altice Financing SA, Dollar Denominated Tranche Loan,
                         5.25%, 2/4/22                                                  $      303,000
       1,427,574         Crown Castle Operating Co., Extended Incremental
                         Tranche B-2 Term Loan, 3.0%, 1/31/21                                1,427,093
       1,895,657         Syniverse Holdings, Inc., Initial Term Loan,
                         4.0%, 4/23/19                                                       1,812,722
                                                                                        --------------
                                                                                        $    3,542,815
                                                                                        --------------
                         Total Telecommunication Services                               $    7,210,155
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Floating Rate Trust | Semiannual Report | 5/31/15

------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
------------------------------------------------------------------------------------------------------
                         TRANSPORTATION -- 6.2%
                         Air Freight & Logistics -- 0.9%
       1,730,396         Dematic Corp., New Incremental Term Loan,
                         4.25%, 12/28/19                                                $    1,732,559
       1,046,363         Ozburn-Hessey Holding Co., LLC, Term Loan,
                         7.75%, 5/23/19                                                      1,048,979
                                                                                        --------------
                                                                                        $    2,781,538
------------------------------------------------------------------------------------------------------
                         Airlines -- 2.9%
       2,947,500         American Airlines, Inc., 2015 New Term Loan,
                         3.5%, 6/27/20                                                  $    2,951,184
         245,000         Continental Airlines, Inc. (United Air Lines, Inc.), Class B
                         Term Loan, 3.5%, 4/1/19                                               245,796
       1,466,250         Delta Air Lines, Inc., 2014 Term B-1 Loan,
                         3.25%, 10/18/18                                                     1,468,771
       1,299,375         Delta Air Lines, Inc., Term Loan, 3.25%, 4/20/17                    1,300,752
       1,267,875         U.S. Airways, Inc., Tranche B-1 Term Loan, 3.5%, 5/23/19            1,268,536
       2,113,125         U.S. Airways, Inc., Tranche B-2 Term Loan,
                         3.0%, 11/23/16                                                      2,112,795
                                                                                        --------------
                                                                                        $    9,347,834
------------------------------------------------------------------------------------------------------
                         Leisure Products -- 0.1%
         417,625         Marine Acquisition Corp., Term Loan, 5.25%, 1/30/21            $      419,887
------------------------------------------------------------------------------------------------------
                         Marine -- 0.9%
       1,480,000         Commercial Barge Line Co., Initial First Lien Term Loan,
                         7.5%, 9/22/19                                                  $    1,485,550
       1,199,013         Navios Maritime Partners LP, Term Loan, 5.25%, 6/27/18              1,204,508
                                                                                        --------------
                                                                                        $    2,690,058
------------------------------------------------------------------------------------------------------
                         Trucking -- 1.4%
         992,500         Aegis Toxicology Sciences Corp., Initial First Lien Term
                         Loan, 5.5%, 2/24/21                                            $      972,650
         410,000         PODS LLC, Initial First lien Term Loan, 5.25%, 2/2/22                 415,125
         801,344         Swift Transportation Co., LLC, Tranche B-2 Term Loan,
                         3.75%, 6/9/21                                                         805,101
         790,000         Syncreon Global Finance, Inc., Term Loan,
                         5.25%, 10/28/20                                                       710,506
       1,641,875         YRC Worldwide, Inc., Initial Term Loan, 8.25%, 2/13/19              1,625,456
                                                                                        --------------
                                                                                        $    4,528,838
                                                                                        --------------
                         Total Transportation                                           $   19,768,155
------------------------------------------------------------------------------------------------------
                         UTILITIES -- 4.7%
                         Electric Utilities -- 2.7%
       1,118,537         Atlantic Power Limited Partnership, Term Loan,
                         4.75%, 2/24/21                                                 $    1,124,129
       2,210,625         Calpine Construction Finance Co., LP, Term B-1
                         Loan, 3.0%, 5/3/20                                                  2,190,245
         803,212         ExGen Renewables LLC, Term Loan, 5.25%, 2/6/21                        811,244

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/15 31

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                           Value
------------------------------------------------------------------------------------------------
                         Electric Utilities -- (continued)
         500,000         Longview Power LLC, Term B Advance, 7.0%, 4/13/21        $      505,313
         997,500         Southeast PowerGen LLC, Term Loan B, 4.5%, 12/2/21            1,012,151
       1,110,839         Star West Generation LLC, Term B Advance,
                         4.25%, 3/13/20                                                1,114,310
       1,969,525         Terra-Gen Finance Co., LLC, Term Loan B,
                         5.25%, 12/9/21                                                1,981,835
                                                                                  --------------
                                                                                  $    8,739,227
------------------------------------------------------------------------------------------------
                         Independent Power Producers &
                         Energy Traders -- 1.4%
       1,660,000         Calpine Corp., Term Loan B, 2.75%, 5/20/22               $    1,658,872
         487,500         Calpine Corp., Term Loan, 4.0%, 10/9/19                         489,057
       1,058,077         Dynegy, Inc., Tranche B-2 Term Loan, 4.0%, 4/23/20            1,064,910
       1,220,051         NRG Energy, Inc., 2013 Term Loan, 2.75%, 7/1/18               1,215,306
                                                                                  --------------
                                                                                  $    4,428,145
------------------------------------------------------------------------------------------------
                         Water Utilities -- 0.6%
       1,010,058         Synagro Technologies, Term Loan, 6.25%, 8/22/20          $      979,756
         855,834         WTG Holdings III Corp., First Lien Term Loan,
                         4.75%, 1/15/21                                                  859,578
                                                                                  --------------
                                                                                  $    1,839,334
                                                                                  --------------
                         Total Utilities                                          $   15,006,706
------------------------------------------------------------------------------------------------
                         TOTAL SENIOR SECURED FLOATING RATE
                         LOAN INTERESTS
                         (Cost $447,508,516)                                      $  440,913,414
------------------------------------------------------------------------------------------------
                         COLLATERALIZED LOAN OBLIGATIONS -- 2.4%
                         of Net Assets
                         BANKS -- 2.4%
                         Diversified Banks -- 0.6%
       1,000,000(a)      Primus, Ltd., Series 2007-2A, Class D,
                         2.675% , 7/15/21 (144A)                                  $      931,866
         951,289(a)      Stanfield McLaren, Ltd., Series 2007-1A, Class B2L,
                         4.785% , 2/27/21 (144A)                                         895,694
                                                                                  --------------
                                                                                  $    1,827,560
------------------------------------------------------------------------------------------------
                         Thrifts & Mortgage Finance -- 1.8%
       1,000,000(a)      ACA, Ltd., Series 2007-1A, Class D, 2.625% ,
                         6/15/22 (144A)                                           $      949,828
       1,000,000(a)      Goldman Sachs Asset Management Plc,
                         Series 2007-1A, Class D, 3.028% , 8/1/22 (144A)                 986,295
       1,000,000(a)      Gulf Stream -- Sextant, Ltd., Series 2007-1A, Class D,
                         2.67% , 6/17/21 (144A)                                          985,423
       1,000,000(a)      Landmark CDO, Ltd., Series 2007-9A, Class E, 3.775% ,
                         4/15/21 (144A)                                                  944,750

The accompanying notes are an integral part of these financial statements.

32 Pioneer Floating Rate Trust | Semiannual Report | 5/31/15

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                           Value
------------------------------------------------------------------------------------------------
                         Thrifts & Mortgage Finance -- (continued)
       2,000,000(a)      Stone Tower, Ltd., Series 2007-6A, Class C, 1.624% ,
                         4/17/21 (144A)                                           $    1,921,268
                                                                                  --------------
                                                                                  $    5,787,564
                                                                                  --------------
                         Total Banks                                              $    7,615,124
------------------------------------------------------------------------------------------------
                         TOTAL COLLATERALIZED LOAN
                         OBLIGATIONS
                         (Cost $6,971,493)                                        $    7,615,124
------------------------------------------------------------------------------------------------
                         CORPORATE BONDS & NOTES -- 1.8%
                         of Net Assets
                         CAPITAL GOODS -- 0.3%
                         Trading Companies & Distributors -- 0.3%
         900,000         United Rentals North America, Inc., 4.625%, 7/15/23      $      900,000
                                                                                  --------------
                         Total Capital Goods                                      $      900,000
------------------------------------------------------------------------------------------------
                         DIVERSIFIED FINANCIALS -- 0.2%
                         Other Diversified Financial Services -- 0.2%
         500,000(a)      Vita Capital V, Ltd., 2.758%, 1/15/17 (144A)             $      507,600
                                                                                  --------------
                         Total Diversified Financials                             $      507,600
------------------------------------------------------------------------------------------------
                         ENERGY -- 0.3%
                         Oil & Gas Drilling -- 0.1%
         250,000         Offshore Group Investment, Ltd., 7.5%, 11/1/19           $      180,625
------------------------------------------------------------------------------------------------
                         Oil & Gas Equipment & Services -- 0.2%
         720,000(a)      FTS International, Inc., 7.808%, 6/15/20 (144A)          $      719,687
                                                                                  --------------
                         Total Energy                                             $      900,312
------------------------------------------------------------------------------------------------
                         HEALTH CARE EQUIPMENT & SERVICES -- 0.3%
                         Health Care Equipment & Services -- 0.3%
         903,000         Physio-Control International, Inc., 9.875%,
                         1/15/19 (144A)                                           $      970,815
                                                                                  --------------
                         Total Health Care Equipment & Services                   $      970,815
------------------------------------------------------------------------------------------------
                         INSURANCE -- 0.7%
                         Reinsurance -- 0.7%
         250,000(a)      Atlas Reinsurance VII, Ltd., 8.144%, 1/7/16 (144A)
                         (Cat Bond)                                               $      251,300
         250,000(a)      Compass Re II, Ltd., 0.153%, 12/8/15 (144A)
                         (Cat Bond)                                                      237,500
         250,000(a)      East Lane Re V, Ltd., 8.995%, 3/16/16 (144A)
                         (Cat Bond)                                                      256,575
         548,100         Exeter Segregated Account (Kane SAC, Ltd.), Variable
                         Rate Notes, 1/7/16 (f)                                          551,827
         266,800         Muirfield Segregated Account (Kane SAC Ltd.), Variable
                         Rate Notes, 1/12/16 (f)                                         268,054

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/15 33

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                           Value
------------------------------------------------------------------------------------------------
                         Reinsurance -- (continued)
         250,000(a)      Mythen Re, Ltd. Series 2012-2, Class A, 8.557%,
                         1/5/17 (144A) (Cat Bond)                                 $      259,350
         250,000(a)      Queen Street VII Re, Ltd., 8.595%, 4/8/16 (144A)
                         (Cat Bond)                                                      254,425
         275,300         Troon Segregated Account (Kane SAC Ltd.), Variable
                         Rate Notes, 1/12/16 (f)                                         276,236
                                                                                  --------------
                                                                                  $    2,355,267
                                                                                  --------------
                         Total Insurance                                          $    2,355,267
------------------------------------------------------------------------------------------------
                         TOTAL CORPORATE BONDS & NOTES
                         (Cost $5,593,500)                                        $    5,633,994
------------------------------------------------------------------------------------------------
                         U.S. GOVERNMENT AND AGENCY
                         OBLIGATIONS -- 0.9% of Net Assets
       1,405,000(a)      U.S. Treasury Notes, 0.06%, 1/31/16                      $    1,404,916
       1,405,000(a)      U.S. Treasury Notes, 0.085%, 7/31/16                          1,405,102
                                                                                  --------------
                                                                                  $    2,810,018
------------------------------------------------------------------------------------------------
                         TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                         (Cost $2,810,697)                                        $    2,810,018
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Shares
------------------------------------------------------------------------------------------------
                         EXCHANGE-TRADED FUND -- 0.3% of Net Assets
                         DIVERSIFIED FINANCIALS -- 0.3%
                         Other Diversified Financial Services -- 0.3%
          42,000         PowerShares Senior Loan Portfolio                        $    1,013,040
                                                                                  --------------
                         Total Diversified Financials                             $    1,013,040
------------------------------------------------------------------------------------------------
                         TOTAL EXCHANGE-TRADED FUND
                         (Cost $1,009,260)                                        $    1,013,040
------------------------------------------------------------------------------------------------
                         COMMON STOCKS -- 0.3% of Net Assets
                         INDUSTRIALS -- 0.0%+
                         Diversified Support Services -- 0.0%+
              31(e)      IAP Worldwide Services, Inc.                             $       24,406
                                                                                  --------------
                         Total Industrials                                        $       24,406
------------------------------------------------------------------------------------------------
                         MEDIA -- 0.1%
                         Publishing -- 0.1%
          14,548(e)      Cengage Learning Acquisitions, Inc.                      $      407,344
                                                                                  --------------
                         Total Media                                              $      407,344
------------------------------------------------------------------------------------------------
                         PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                         SCIENCES -- 0.0%+
                         Biotechnology -- 0.0%+
           2,454(e)      Progenics Pharmaceuticals, Inc.                          $       13,816
                                                                                  --------------
                         Total Pharmaceuticals, Biotechnology & Life Sciences     $       13,816
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Floating Rate Trust | Semiannual Report | 5/31/15

------------------------------------------------------------------------------------------------
Shares                                                                            Value
------------------------------------------------------------------------------------------------
                         TRANSPORTATION -- 0.2%
                         Air Freight & Logistics -- 0.2%
             710(e)      CEVA Holdings LLC                                        $      514,598
                                                                                  --------------
                         Total Transportation                                     $      514,598
------------------------------------------------------------------------------------------------
                         UTILITIES -- 0.0%+
                         Independent Power Producers & Energy
                         Traders -- 0.0%+
             775         NRG Energy, Inc.                                         $       19,530
                                                                                  --------------
                         Total Utilities                                          $       19,530
------------------------------------------------------------------------------------------------
                         TOTAL COMMON STOCKS
                         (Cost $1,298,131)                                        $      979,694
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
------------------------------------------------------------------------------------------------
                         ASSET BACKED SECURITY -- 0.0%+ of Net Assets
                         CONSUMER SERVICES -- 0.0%+
                         Hotels, Resorts & Cruise Lines -- 0.0%+
          53,523         Westgate Resorts LLC, Series 2012-2A, Class C, 9.0% ,
                         1/20/25 (144A)                                           $       54,202
                                                                                  --------------
                         Total Consumer Services                                  $       54,202
------------------------------------------------------------------------------------------------
                         TOTAL ASSET BACKED SECURITY
                         (Cost $53,523)                                           $       54,202
------------------------------------------------------------------------------------------------
                         TEMPORARY CASH INVESTMENTS -- 1.5%
                         of Net Assets
                         COMMERCIAL PAPER -- 1.2%
       1,190,000         Barclays Bank Plc, 0.12%, 6/1/15                         $    1,189,997
       1,190,000         BNP Paribas SA, 0.10%, 6/1/15                                 1,189,991
         810,000         Total SA, 0.07%, 6/1/15                                         809,993
         740,000         Prudential Funding LLC, 0.07%, 6/1/15                           739,994
                                                                                  --------------
                                                                                  $    3,929,975
------------------------------------------------------------------------------------------------
                         REPURCHASE AGREEMENT -- 0.3%
       1,005,000         Bank of Nova Scotia, 0.12%, dated 6/1/15, Bank of
                         Nova Scotia, 0.12%, repurchase price of $1,005,000
                         plus accrued interest on 6/1/15 collateralized by:
                         $95,712 Freddie Mac Giant, 2.5%-4.5%, 1/1/27 --
                         2/1/45 and $929,399 Federal National Mortgage
                         Association, 2.5%-5.5%, 5/1/27-9/1/44                    $    1,005,000
------------------------------------------------------------------------------------------------
                         TOTAL TEMPORARY CASH INVESTMENTS
                         (Cost $4,935,000)                                        $    4,934,975
------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS IN SECURITIES -- 145.8%
                         (Cost -- $470,180,120) (g)                               $  463,954,461
------------------------------------------------------------------------------------------------
                         OTHER ASSETS AND LIABILITIES -- (45.8)%                  $ (145,702,113)
------------------------------------------------------------------------------------------------
                         NET ASSETS APPLICABLE TO
                         COMMON SHAREOWNERS -- 100.0%                             $  318,252,348
================================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/15 35

+           Amounts rounds to less than 0.1%.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At May 31, 2015, the value of these securities amounted to $11,126,578, or 3.5% of total net assets applicable to common shareowners.

(Cat Bond)  Catastrophe or Event Linked Bond. At May 31, 2015, the value of these securities amounted to $1,259,150 or 0.4% of total net assets applicable to common shareowners. See Notes to Financial Statements -- Note 1F.

REIT        Real Estate Investment Trust.

* Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at May 31, 2015.

(a) Floating rate note. The rate shown is the coupon rate at May 31, 2015.

(b)         Security is in default and is non-income producing.

(c) The company and agent bank are in the process of negotiating forbearance.

(d) Payment in Kind (PIK) security which may pay interest in the form of additional principal amount.

(e)         Non-income producing.

(f) Structured reinsurance investment. At May 31, 2015, the value of these securities amounted to $1,096,117 or 0.3% of total net assets applicable to common shareowners. See Notes to Financial Statements -- Note 1F.

(g) At May 31, 2015, the net unrealized depreciation on investments based on cost for federal tax purposes of $470,111,745 was as follows:

              Aggregate gross unrealized appreciation for all investments in which
                 there is an excess of value over tax cost                           $  4,887,220
              Aggregate gross unrealized depreciation for all investments in which
                 there is an excess of tax cost over value                            (11,044,504)
                                                                                     ------------
              Net unrealized depreciation                                            $ (6,157,284)
                                                                                     ============

For financial reporting purposes net unrealized depreciation on investments was $6,225,659 and cost of investments aggregated $470,180,120.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended May 31, 2015 aggregated $88,236,632 and $89,445,774, respectively.

Principal amounts are denominated in U.S. dollars unless otherwise noted.

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels below.

   Level 1 -- quoted prices in active markets for identical securities.

   Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

   Level 3 -- significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

36 Pioneer Floating Rate Trust | Semiannual Report | 5/31/15

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans are categorized as Level 2, and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of May 31, 2015, in valuing the Trust's investments.

-----------------------------------------------------------------------------------------------
                                     Level 1        Level 2         Level 3        Total
-----------------------------------------------------------------------------------------------
Senior Secured Floating Rate
    Loan Interests                   $        --    $440,913,414    $        --    $440,913,414
Collateralized Loan Obligations               --       7,615,124             --       7,615,124
Corporate Bonds & Notes
    Insurance
       Reinsurance                            --       1,259,150      1,096,117       2,355,267
All Other Corporate Bonds & Notes             --       3,278,727             --       3,278,727
U.S. Government and Agency
    Obligations                               --       2,810,018             --       2,810,018
Exchange-Traded Fund                   1,013,040              --             --       1,013,040
Common Stocks
    Industrials
       Diversified Support Services           --          24,406             --          24,406
    Media
       Publishing                             --         407,344             --         407,344
    Transportation
       Air Freight & Logistics                --         514,598             --         514,598
All Other Common Stocks                   33,346              --             --          33,346
Asset Backed Security                         --          54,202             --          54,202
Repurchase Agreement                          --       1,005,000             --       1,005,000
Commercial Paper                              --       3,929,975             --       3,929,975
-----------------------------------------------------------------------------------------------
Total Investments in Securities      $ 1,046,386    $461,811,958    $ 1,096,117    $463,954,461
===============================================================================================

The following is a summary of the fair valuation of certain of the Trust's assets and liabilities as of May 31, 2015:

--------------------------------------------------------------------------------------
                                 Level 1     Level 2         Level 3    Total
--------------------------------------------------------------------------------------
Assets:
Foreign currencies, at value     $ --        $      64,125   $ --       $      64,125
Liabilities:
Outstanding borrowings under
   revolving credit facility       --         (154,450,000)    --        (154,450,000)
--------------------------------------------------------------------------------------
Total                            $ --        $(154,385,875)  $ --       $(154,385,875)
======================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/15 37

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

-----------------------------------------------------------------------------------------------------------------------------
                                        Change in
                   Balance   Realized   unrealized                             Accrued     Transfers   Transfers   Balance
                   as of     gain       appreciation                           discounts/  in to       out of      as of
                   11/30/14  (loss)(1)  (depreciation)(2)  Purchases   Sales   premiums    Level 3*    Level 3*    5/31/15
-----------------------------------------------------------------------------------------------------------------------------
Corporate Bonds
    & Notes
Insurance
    Reinsurance    $ --      $ --       $5,917             $1,090,200  $ --    $ --        $ --        $ --        $1,096,117
-----------------------------------------------------------------------------------------------------------------------------
Total              $ --      $ --       $5,917             $1,090,200  $ --    $ --        $ --        $ --        $1,096,117
=============================================================================================================================

* Transfers are calculated on the beginning of period value. For the six months ended 5/31/15, there were no transfers between Levels 1, 2 and 3.

(1) Realized gain (loss) on these securities is included in the realized gain
    (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments in the Statement of Operations.

    Net change in unrealized appreciation of Level 3 investments still held and considered Level 3 at 5/31/15: $5,917.

The accompanying notes are an integral part of these financial statements.

38 Pioneer Floating Rate Trust | Semiannual Report | 5/31/15

Statement of Assets and Liabilities | 5/31/15 (unaudited)

ASSETS:
  Investments in securities, at value (cost $470,180,120)          $ 463,954,461
  Cash                                                                24,644,131
  Foreign currencies, at value (cost $79,171)                             64,125
  Receivables --
     Investment securities sold                                        5,111,212
     Interest receivable                                               2,620,653
     Dividends receivable                                                 33,525
     Prepaid expenses                                                      1,713
--------------------------------------------------------------------------------
        Total assets                                               $ 496,429,820
--------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Outstanding borrowings                                        $ 154,450,000
     Investment securities purchased                                  23,083,047
     Trustees' fees                                                        1,120
  Due to affiliates                                                      271,916
  Administration fee payable                                              95,922
  Interest expense payable                                                74,521
  Accrued expenses                                                       200,946
--------------------------------------------------------------------------------
        Total liabilities                                          $ 178,177,472
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                                  $ 465,543,677
  Undistributed net investment income                                  1,580,490
  Accumulated net realized loss on investments and foreign
     currency transactions                                          (142,624,184)
  Net unrealized depreciation on investments                          (6,225,659)
  Net unrealized depreciation on other assets and liabilities
     denominated in foreign currencies                                   (21,976)
--------------------------------------------------------------------------------
        Net assets applicable to common shareowners                $ 318,252,348
--------------------------------------------------------------------------------
NET ASSET VALUE PER COMMON SHARE:
No par value (unlimited number of shares authorized)
  Based on $318,252,348 / 24,738,174 common shares                 $       12.86
================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/15 39

Statement of Operations (unaudited)

For the Six Months Ended 5/31/15

INVESTMENT INCOME:
  Interest                                                     $12,089,490
  Dividends                                                         74,902
  Loan facility and other income                                   160,339
-----------------------------------------------------------------------------------------
     Total investment income                                                  $12,324,731
-----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                              $ 1,639,587
  Administrative reimbursements                                    123,535
  Transfer agent fees and expenses                                   6,700
  Shareholder communications expense                                15,556
  Custodian fees                                                    32,886
  Professional fees                                                 76,683
  Printing expenses                                                  6,310
  Trustees' fees                                                     7,742
  Pricing fees                                                      27,013
  Interest expense                                                 798,703
  Miscellaneous                                                    126,391
-----------------------------------------------------------------------------------------
     Net operating expenses                                                   $ 2,861,106
-----------------------------------------------------------------------------------------
         Net investment income                                                $ 9,463,625
-----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
UNFUNDED LOAN COMMITMENTS, AND FOREIGN
CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                               $(5,273,462)
     Other assets and liabilities denominated
         in foreign currencies                                      16,039    $(5,257,423)
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
  Investments                                                  $ 5,117,764
  Unfunded loan commitments                                         (6,153)
  Other assets and liabilities denominated
     in foreign currencies                                         (14,122)   $ 5,097,489
-----------------------------------------------------------------------------------------
  Net loss on investments, unfunded loan commitments,
     and foreign currency transactions                                        $  (159,934)
-----------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                        $ 9,303,691
=========================================================================================

The accompanying notes are an integral part of these financial statements.

40 Pioneer Floating Rate Trust | Semiannual Report | 5/31/15

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended          Year
                                                             5/31/15        Ended
                                                             (unaudited)    11/30/14
-----------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                        $  9,463,625   $  18,450,789
Net realized gain (loss) on investments and foreign
   currency transactions                                       (5,257,423)      6,389,380
Change in net unrealized appreciation (depreciation) on
   investments, unfunded loan commitments, and foreign
   currency transactions                                        5,097,489     (10,836,599)
Distributions to preferred shareowners from net
   investment income                                                   --         (30,301)
-----------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations  $  9,303,691   $  13,973,269
-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREOWNERS:
Net investment income and previously undistributed net
   investment income ($0.34 and $0.80 per share,
   respectively)                                             $ (8,287,288)  $ (19,864,754)
-----------------------------------------------------------------------------------------
      Total distributions to common shareowners              $ (8,287,288)  $ (19,864,754)
-----------------------------------------------------------------------------------------
   Net increase (decrease) in net assets applicable to
      common shareowners                                     $  1,016,403   $  (5,891,485)
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
Beginning of period                                           317,235,945     323,127,430
-----------------------------------------------------------------------------------------
End of period                                                $318,252,348   $ 317,235,945
-----------------------------------------------------------------------------------------
Undistributed net investment income                          $  1,580,490   $     404,153
=========================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/15 41

Statement of Cash Flows (unaudited)

For the Six Months Ended 5/31/15

Cash Flows Used in Operating Activities:
  Net increase in net assets resulting from operations                            $   9,303,691
-----------------------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets resulting from operations to net cash and foreign currencies from operating activities
  Purchases of investment securities                                              $ (86,074,844)
  Proceeds from disposition and maturity of investment securities                    91,948,972
  Net purchases of temporary cash investments                                        (1,795,000)
  Net accretion and amortization of discount/premium on investment securities          (667,576)
  Increase in interest receivable                                                      (123,604)
  Increase in prepaid expenses                                                           (1,681)
  Increase in due to affiliates                                                           9,361
  Decrease in trustees' fees payable                                                       (846)
  Increase in administration fees payable                                                22,400
  Decrease in accrued expenses payable                                                  (19,610)
  Decrease in interest expense payable                                                   (8,123)
  Change in unrealized appreciation on investments                                   (5,117,765)
  Change in unrealized depreciation on foreign currency                                   8,199
  Change in unrealized depreciation on unfunded loan commitments                          6,153
  Net realized loss on investments                                                    5,273,462
-----------------------------------------------------------------------------------------------
     Net cash and foreign currencies from operating activities                    $  12,763,189
-----------------------------------------------------------------------------------------------
Cash Flows Used in Financing Activities:
  Payments on borrowings                                                          $  (1,000,000)
  Distributions to common shareowners                                                (8,287,288)
-----------------------------------------------------------------------------------------------
     Net cash and foreign currencies used in financing activities                 $  (9,287,288)
-----------------------------------------------------------------------------------------------
Effect of Foreign Exchange Fluctuations on Cash:
  Effect of foreign exchange fluctuations on cash                                 $      (8,199)
-----------------------------------------------------------------------------------------------
Cash and Foreign Currencies:
  Beginning of the period                                                         $  21,240,554
-----------------------------------------------------------------------------------------------
  End of the period                                                               $  24,708,256
-----------------------------------------------------------------------------------------------
Cash Flow Information:
  Cash paid for interest                                                          $     806,826
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42 Pioneer Floating Rate Trust | Semiannual Report | 5/31/15

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended         Year          Year          Year       Year       Year
                                                           5/31/15       Ended         Ended         Ended      Ended      Ended
                                                           (unaudited)   11/30/14      11/30/13      11/30/12   11/30/11   11/30/10
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period                       $  12.82      $  13.06      $    13.06    $  12.45   $  12.52   $  11.40
------------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations: (a)
   Net investment income                                   $   0.38      $   0.75      $     1.01    $   1.19   $   1.28   $   1.17
Net realized and unrealized gain (loss) on investments,
   unfunded loan commitments, and foreign currency
   transactions                                               (0.00)(b)     (0.19)           0.01        0.55      (0.30)      0.94
Distributions to preferred shareowners from:
   Net investment income                                         --         (0.00)(b)       (0.12)      (0.12)     (0.11)     (0.11)
------------------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                    $   0.38      $   0.56      $     0.90    $   1.62   $   0.87   $   2.00
------------------------------------------------------------------------------------------------------------------------------------
Distributions to common shareowners from:
   Net investment income and previously undistributed net
      investment income                                    $  (0.34)     $  (0.80)*    $    (0.90)   $  (1.01)  $  (0.94)  $  (0.88)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $   0.04      $  (0.24)     $       --    $   0.61   $  (0.07)  $   1.12
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period (c)                         $  12.86      $  12.82      $    13.06    $  13.06   $  12.45   $  12.52
------------------------------------------------------------------------------------------------------------------------------------
Market value, end of period (c)                            $  11.67      $  11.36      $    12.41    $  13.41   $  12.55   $  13.16
====================================================================================================================================
Total return at market value (d)                               5.75%(e)     (2.32)%         (0.84)%     15.66%      2.60%     22.63%
Ratios to average net assets of common shareowners:
   Total expenses plus interest expense (f)(g)                 1.82%(h)      1.80%           1.47%       1.58%      1.67%      1.74%
   Net investment income before preferred share
      distributions                                            6.02%(h)      5.73%           7.70%       9.24%      9.96%      9.66%
   Preferred share distributions                                 --%         0.01%           0.94%       0.90%      0.85%      0.94%
   Net investment income available to common shareowners       6.02%(h)      5.72%           6.76%       8.34%      9.11%      8.72%
Portfolio turnover                                               19%           61%             63%         63%        42%        40%
Net assets of common shareowners, end of period
   (in thousands)                                          $318,252      $317,236      $  323,127    $322,714   $306,822   $307,137

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/15 43

------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months
                                                      Ended          Year         Year        Year        Year        Year
                                                      5/31/15        Ended        Ended       Ended       Ended       Ended
                                                      (unaudited)    11/30/14     11/30/13    11/30/12    11/30/11    11/30/10
------------------------------------------------------------------------------------------------------------------------------
Preferred shares outstanding (in thousands)           $         --   $     --(i)  $ 182,450   $ 182,450   $ 182,450   $182,450
Asset coverage per preferred share, end of period     $         --   $     --(i)  $  69,280   $  69,222   $  67,047   $ 69,090
Average market value per preferred share (j)          $         --   $     --(i)  $  25,000   $  25,000   $  25,000   $ 25,000
Liquidation value, including dividends payable, per
   preferred share                                    $         --   $     --(i)  $  25,003   $  25,003   $  25,005   $ 25,005
Total amount of debt outstanding (in thousands)       $    154,450   $155,450     $      --   $      --   $      --   $     --
Asset coverage per indebtedness (in thousands)        $      3,061   $  3,041     $      --   $      --   $      --   $     --
==============================================================================================================================

* The amount of distributions made to shareowners during the period were in excess of the net investment income earned by the Trust during the period. The Trust has accumulated undistributed net investment income which is part of the Trust's NAV. A portion of the accumulated net investment income was distributed to shareowners during the period. A decrease in distributions may have a negative effect on the market value of the Trust's shares.

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.

(b) Amount rounds to less than $(0.005) per share.

(c) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.

(d) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(e) Not annualized.

(f) Expense ratios do not reflect the effect of distribution payments to preferred shareowners.

(g) Includes interest expense of 0.51%, 0.49%, 0.0%, 0.0%, 0.0% and 0.0%, respectively.

(h) Annualized.

(i) Preferred shares were redeemed during the period (see Note 8).

(j) Market value is redemption value without an active market.

The accompanying notes are an integral part of these financial statements.

44 Pioneer Floating Rate Trust | Semiannual Report | 5/31/15

Notes to Financial Statements | 5/31/15 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Floating Rate Trust (the Trust) was organized as a Delaware statutory trust on October 6, 2004. Prior to commencing operations on December 28, 2004, the Trust had no operations other than matters relating to its organization and registration as a closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust is a diversified fund. The investment objective of the Trust is to provide a high level of current income. The Trust will, as a secondary objective, also seek preservation of capital to the extent consistent with its investment objective of high current income.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service broker quotes will be solicited. Fixed-income securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/15 45 provide an estimated value of the instrument. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Shares of money market mutual funds are valued at such funds' net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
    (PIM), the Trust's investment adviser, pursuant to procedures adopted by the Trust's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair value on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices and such differences could be material.

    At May 31, 2015, there were no securities valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.  Investment Income and Transactions

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend date in the exercise of reasonable diligence.

    Interest income, including interest on income bearing cash accounts, is recorded on an accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

46 Pioneer Floating Rate Trust | Semiannual Report | 5/31/15

    Discounts and premiums on purchase prices of debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.  Foreign Currency Translation

    The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.  Forward Foreign Currency Contracts

    The Trust may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E.  Federal Income Taxes

    It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of November 30, 2014, the Trust did not accrue any interest or penalties with respect to uncertain tax positions, which if applicable, would be recorded as

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/15 47 an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable to shareholders will be determined at the end of the current taxable year.

    The tax character of distributions paid to shareowners during the year ended November 30, 2014 was as follows:

    ----------------------------------------------------------------------------
                                                                            2014
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                                  $19,895,055
    ----------------------------------------------------------------------------
      Total                                                          $19,895,055
    ============================================================================

    The following shows the components of distributable earnings (losses) on a federal income tax basis at November 30, 2014:

    ----------------------------------------------------------------------------
                                                                           2014
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                 $     334,390
    Capital loss carryforward                                      (137,365,373)
    Other book/tax temporary differences                                 68,375
    Unrealized depreciation                                         (11,345,124)
    ----------------------------------------------------------------------------
      Total                                                       $(148,307,732)
    ============================================================================

    The difference between book-basis and tax-basis unrealized depreciation is primarily attributable to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the book/tax differences in the accrual of income on securities in default, the difference between book and tax amortization methods and discounts on fixed income securities and book/tax temporary differences.

F.  Risks

    Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus, with additional information included in the Trust's shareowner reports issued from time to time. Please refer to those

48 Pioneer Floating Rate Trust | Semiannual Report | 5/31/15 documents when considering the Trust's principal risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

    The Trust invests primarily in senior loans. The Trust may also invest in other floating and variable rate instruments, including second lien loans, investment grade fixed-income debt securities and high yield, high risk corporate bonds. The Trust may also invest in below investment grade securities. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and are less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities. The Trust may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods.

    Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the Trust may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Trust is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Trust to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

    The Trust's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"),

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/15 49 are subject to the same risks as event-linked bonds. In addition, because quota share instruments represent an interest in a basket of underlying reinsurance contracts, the Trust has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Trust's investment in quota share instruments and therefore place the Trust's assets at greater risk of loss than if PIM had more complete information. These securities may be impossible or difficult to purchase, sell or unwind and may be difficult to value.

    The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

    The Trust is not limited in the percentage of its assets that may be invested in securities deemed to be illiquid. Illiquid securities may be difficult to sell at a fair price at times when the Trust believes it is desirable to do so and their market price is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

G.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian or a sub-custodian of the Trust. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H.  Automatic Dividend Reinvestment Plan

    All common shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the
    Plan), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying

50 Pioneer Floating Rate Trust | Semiannual Report | 5/31/15

    American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the Plan Agent), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

    If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividends in common shares of the Trust on terms that differ from the terms of the Plan.

    Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.70% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/15 51 not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or
(iii) any other means. For the six months ended May 31, 2015, the net management fee was 0.70% of the Trust's average daily managed assets, which was equivalent to 1.06% of the Trust's average daily net assets.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. At May 31, 2015, $367,838 was payable to PIM related to management costs, administrative costs and certain other services is included in "Due to affiliates" and "Administration fee payable" on the Statement of Assets and Liabilities.

3. Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, through a sub-transfer agency agreement with American Stock Transfer & Trust Company, provides substantially all transfer agent and shareowner services related to the Trust's common shares at negotiated rates.

In addition, the Trust reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareowner communications activities such as proxy and statement mailings and outgoing calls.

4. Expense Offset Arrangement

The Trust has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Trust's custodian expenses. For the six months ended May 31, 2015, the Trust expenses were not reduced under such arrangement.

5. Unfunded and Bridge Loan Commitments

As of May 31, 2015, the Trust had no unfunded loan commitments.

The Trust had the following bridge loans outstanding at May 31, 2015:

--------------------------------------------------------------------------------
                                                                  Unrealized
                                                                  Appreciation
Borrower                        Par        Cost        Value      (Depreciation)
--------------------------------------------------------------------------------
Tenet Healthcare Corp.          $190,000   $190,000    $190,000   $--
Tenet Healthcare Corp.          $560,000   $560,000    $560,000   $--
--------------------------------------------------------------------------------
Total                                                             $--
================================================================================

52 Pioneer Floating Rate Trust | Semiannual Report | 5/31/15

6. Trust Shares

There are an unlimited number of common shares of beneficial interest authorized.

Transactions in common shares of beneficial interest for the six months ended May 31, 2015 and the year ended November 30, 2014 were as follows:

--------------------------------------------------------------------------------
                                                           5/31/15      11/30/14
--------------------------------------------------------------------------------
Shares outstanding at beginning of period               24,738,174    24,738,174
Reinvestment of distributions                                   --            --
--------------------------------------------------------------------------------
Shares outstanding at end of period                     24,738,174    24,738,174
================================================================================

7. Loan Agreement

Effective November 26, 2013, the Trust entered into a Revolving Credit Facility (the Credit Agreement) with the Bank of Nova Scotia in the amount of $160,000,000. The Credit Agreement was established in conjunction with the redemption of all the Trust's auction market preferred shares (see Note 8). Effective November 29, 2014, the Trust extended the maturity of the Credit Agreement for a 12 month period.

At May 31, 2015, the Trust had a borrowing outstanding under the Credit Agreement totaling $154,450,000. The interest rate charged at May 31, 2015 was 1.04%. The average daily balance was $154,576,374 at an average interest rate of 1.04%. With respect to the margin agreement, interest expense of $798,703 is included in the Statement of Operations.

The Trust is required to maintain 300% asset coverage with respect to amounts outstanding under the margin loan financing agreement. Asset coverage is calculated by subtracting the Trust's total liabilities not including any bank loans and senior securities, from the Trust's total assets and dividing such amount by the principal amount of the borrowing outstanding.

8. Redemption of AMPS

The Trust redeemed all outstanding Series M7 Auction Market Preferred Shares
(AMPS) on December 3, 2013, all Series W7 AMPS on December 5, 2013 and all TH7 AMPS on December 6, 2013.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/15 53

The Trust redeemed all of its outstanding AMPS at the liquidation preference per share (sometimes referred to as "at par"), together with accrued and unpaid dividends, in any, as of the redemption date, as follows:

--------------------------------------------------------------------------------
                                               Liquidation   Accrued and Unpaid
             Shares        Redemption          Preference    Dividends
Series       Outstanding   Date                Per Share     Paid Per Share
--------------------------------------------------------------------------------
M7           2,434         December 3, 2013    $25,000       $--
W7           2,432         December 5, 2013    $25,000       $--
TH7          2,432         December 6, 2013    $25,000       $--
--------------------------------------------------------------------------------

9. Dividends to Preferred Shareholders

Prior to the redemption of the Trust's AMPS (See Note 8), dividends on Series M7, Series W7 and Series TH7 were cumulative at a rate which was to be reset every seven days based on the results of an auction. Since February 2008, the Trust's auctions related to the AMPS failed. Accordingly, the Trust paid the maximum dividend rate for each series, which was the greater of 125% of the one week LIBOR rate or the LIBOR rate plus a spread of 1.25%. There were no dividends payable on AMPS during the period from December 1, 2013 to the redemption of Series M7 AMPS on December 3, 2013, Series W7 AMPS on December 5, 2013 and Series TH7 AMPS on December 6, 2013.

10. Subsequent Events

A monthly dividend was declared on June 2, 2015 from undistributed and accumulated net investment income of $0.0600 per common share, payable June 30, 2015, to common shareowners of record on June 17, 2015.

11. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Trust, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Trust's independent registered public accounting firm for the fiscal year ending November 30, 2014. Deloitte & Touche LLP replaced Ernst & Young LLP, which resigned as the Trust's independent registered public accounting firm, effective upon completion of the audit of the Trust's financial statements for the fiscal year ended November 30, 2013.

During the periods that Ernst & Young LLP served as the Trust's independent registered public accounting firm, including the Trust's fiscal years ending November 30, 2013 and November 30, 2012, Ernst & Young LLP's reports on the financial statements of the Trust have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreement with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure,

54 Pioneer Floating Rate Trust | Semiannual Report | 5/31/15 which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

ADDITIONAL INFORMATION

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which have not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.

PIM, the Trust's investment adviser, is currently an indirect, wholly-owned subsidiary of UniCredit. On April 23, 2015, UniCredit announced that it signed a preliminary and exclusive agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as described in the UniCredit announcement, will entail the establishment of a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The completion of the Transaction is subject to the signing of a definitive agreement, as well as certain regulatory and corporate approvals, and other conditions.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Trust's investment advisory agreement with the Adviser to terminate. In connection with the Transaction, the Trust's Board of Trustees will be asked to approve a new investment advisory agreement for the Trust. If approved by the Board, the Trust's new investment advisory agreement will be submitted to the shareholders of the Trust for their approval.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/15 55

Trustees, Officers and Service Providers

Trustees                                  Advisory Trustee
Thomas J. Perna, Chairman                 Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                      Officers
Margaret B.W. Graham                      Lisa M. Jones, President and Chief
Marguerite A. Piret                          Executive Officer
Fred J. Ricciardi                         Mark E. Bradley, Treasurer and
Kenneth J. Taubes                            Chief Financial Officer
                                          Christopher J. Kelley, Secretary and
                                             Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*   Ms. Monchak is a non-voting Advisory Trustee.

56 Pioneer Floating Rate Trust | Semiannual Report | 5/31/15

                           This page for your notes.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/15 57

                            This page for your notes.

58 Pioneer Floating Rate Trust | Semiannual Report | 5/31/15

                           This page for your notes.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/15 59

                           This page for your notes.

60 Pioneer Floating Rate Trust | Semiannual Report | 5/31/15

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                                      1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------
For                                                      Write to

General inquiries, lost dividend checks,                 American Stock
change of address, lost stock certificates,              Transfer & Trust
stock transfer                                           Operations Center
                                                         6201 15th Ave.
                                                         Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                        American Stock
                                                         Transfer & Trust
                                                         Wall Street Station
                                                         P.O. Box 922
                                                         New York, NY 10269-0560

Website www.amstock.com

For additional information, please contact your investment advisor or visit our web site us.pioneerinvestments.com.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2015 Pioneer Investments 19389-09-0715

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Not applicable.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Not applicable.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $9,876 payable to Deloitte & Touche LLP for the year ended
November 30, 2014 and $17,781 were paid to the former auditor, Ernst & Young LLP for the year ended November 30,
2013.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Trust's audit committee of the Board of Fundees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule
2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to semi-annual report.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.

Not applicable to semi-annual report.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Floating Rate Trust


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date July 29, 2015


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date July 29, 2015

By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date July 29, 2015

* Print the name and title of each signing officer under his or her signature.